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                                    EX-10.1
                         Employee Stock Ownership Plan


                            BIG FOOT FINANCIAL CORP.

                          EMPLOYEE STOCK OWNERSHIP PLAN


                          Adopted on September 17, 1996
                             Effective July 1, 1996

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                                TABLE OF CONTENTS
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                                    ARTICLE I

                                   DEFINITIONS

Section 1.1    Account...................................................  1
Section 1.2    Affiliated Employer.......................................  1
Section 1.3    Allocation Compensation...................................  1
Section 1.4    Board.....................................................  2
Section 1.5    Beneficiary...............................................  2
Section 1.6    Change in Control.........................................  2
Section 1.7    Code......................................................  2
Section 1.8    Computation Period........................................  2
Section 1.9    Disability................................................  2
Section 1.10   Domestic Relations Order..................................  2
Section 1.11   Effective Date............................................  2
Section 1.12   Eligibility Computation Period............................  3
Section 1.13   Eligible Employee.........................................  3
Section 1.14   Eligible Participant......................................  3
Section 1.15   Employee..................................................  3
Section 1.16   Employer..................................................  3
Section 1.17   Employment Commencement Date..............................  3
Section 1.18   ERISA.....................................................  3
Section 1.19   ESOP Contribution.........................................  3
Section 1.20   Fair Market Value.........................................  3
Section 1.21   Family Member.............................................  4
Section 1.22   Financed Share............................................  4
Section 1.23   Five Percent Owner........................................  4
Section 1.24   Forfeitures...............................................  4
Section 1.25   Former Participant........................................  4
Section 1.26   General Investment Account................................  4
Section 1.27   Highly Compensated Employee...............................  4
Section 1.28   Hour of Service...........................................  6
Section 1.29   Investment Account........................................  6
Section 1.30   Investment Fund...........................................  6
Section 1.31   Loan Repayment Account....................................  6
Section 1.32   Loan Repayment Contribution...............................  6
Section 1.33   Maternity or Paternity Leave..............................  6
Section 1.34   Military Service..........................................  7
Section 1.35   Named Fiduciary...........................................  7
Section 1.36   Officer...................................................  7
Section 1.37   One-Year Break in Service.................................  7
Section 1.38   Participant...............................................  7
Section 1.39   Plan......................................................  7
Section 1.40   Plan Administrator........................................  7


                                       (i)

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Section 1.41   Plan Year.................................................  7
Section 1.42   Qualified Domestic Relations Order........................  7
Section 1.43   Qualified Participant.....................................  8
Section 1.44   Retirement................................................  8
Section 1.45   Share.....................................................  8
Section 1.46   Share Acquisition Loan....................................  8
Section 1.47   Share Investment Account..................................  8
Section 1.48   Tender Offer..............................................  8
Section 1.49   Total Compensation........................................  8
Section 1.50   Trust.....................................................  8
Section 1.51   Trust Agreement...........................................  9
Section 1.52   Trust Fund................................................  9
Section 1.53   Trustee...................................................  9
Section 1.54   Valuation Date............................................  9
Section 1.55   Vesting Computation Period................................  9
Section 1.56   Year of Eligibility Service...............................  9
Section 1.57   Year of Vesting Service...................................  9

                                   ARTICLE II

                                  PARTICIPATION

Section 2.1    Eligibility for Participation.............................  9
Section 2.2    Commencement of Participation............................. 10
Section 2.3    Termination of Participation.............................. 10

                                   ARTICLE III

                               SPECIAL PROVISIONS

Section 3.1    Military Service.......................................... 10
Section 3.2    Maternity or Paternity Leave.............................. 11
Section 3.3    Adjustments to Years of Eligibility Service............... 12
Section 3.4    Leave of Absence.......................................... 12
Section 3.5    Family and Medical Leave.................................. 12

                                   ARTICLE IV

                   CONTRIBUTIONS BY PARTICIPANTS NOT PERMITTED

Section 4.1    Contributions by Participants Not Permitted............... 12


                                      (ii)

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                                    ARTICLE V

                          CONTRIBUTIONS BY THE EMPLOYER

Section 5.1    In General................................................ 13
Section 5.2    Loan Repayment Contributions.............................. 13
Section 5.3    ESOP Contributions........................................ 13
Section 5.4    Time and Manner of Payment................................ 14

                                   ARTICLE VI

                            SHARE ACQUISITION LOANS

Section 6.1    In General................................................ 14
Section 6.2    Collateral; Liability for Repayment....................... 15
Section 6.3    Loan Repayment Account.................................... 15
Section 6.4    Release of Financed Shares................................ 16
Section 6.5    Restrictions on Financed Shares........................... 17

                                   ARTICLE VII

                           ALLOCATION OF CONTRIBUTIONS

Section 7.1    Allocation Among Eligible Participants.................... 17
Section 7.2    Allocation of Released Shares or Other Property........... 17
Section 7.3    Allocation of ESOP Contributions.......................... 17

                                  ARTICLE VIII

                           LIMITATIONS ON ALLOCATIONS

Section 8.1    Optional Limitations on Allocations of
                 Contributions........................................... 18
Section 8.2    General Limitations on Contributions...................... 18

                                   ARTICLE IX

                                     VESTING

Section 9.1    Vesting................................................... 22
Section 9.2    Vesting on Death, Disability, Retirement or
                 Change in Control....................................... 22
Section 9.3    Forfeitures on Termination of Employment.................. 23


                                      (iii)

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Section 9.4    Amounts Credited Upon Re-Employment....................... 23
Section 9.5    Allocation of Forfeitures................................. 23

                                 ARTICLE X

                              THE TRUST FUND

Section 10.1   The Trust Fund............................................ 24
Section 10.2   Investments............................................... 24
Section 10.3   Diversification of Investments............................ 24
Section 10.4   Use of Commingled Trust Funds............................. 25
Section 10.5   Management and Control of Assets.......................... 26

                                ARTICLE XI

                 VALUATION OF INTERESTS IN THE TRUST FUND

Section 11.1   Establishment of Investment Accounts...................... 26
Section 11.2   Share Investment Accounts................................. 26
Section 11.3   General Investment Accounts............................... 26
Section 11.4   Valuation of Investment Accounts.......................... 27
Section 11.5   Annual Statements......................................... 27

                                ARTICLE XII

                                  SHARES

Section 12.1   Specific Allocation of Shares............................. 27
Section 12.2   Dividends................................................. 28
Section 12.3   Voting Rights............................................. 28
Section 12.4   Tender Offers............................................. 30

                               ARTICLE XIII

                            PAYMENT OF BENEFITS

Section 13.1   In General................................................ 32
Section 13.2   Designation of Beneficiaries.............................. 33
Section 13.3   Distributions to Participants and
                 Former Participants..................................... 34
Section 13.4   Manner of Payment......................................... 36
Section 13.5   Put Options............................................... 37


                                      (iv)

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Section 13.6   Right of First Refusal.................................... 38
Section 13.7   Minimum Required Distributions............................ 38
Section 13.8   Direct Rollover of Eligible Rollover Distributions........ 40
Section 13.9   Valuation of Shares Upon Settlement to a Participant...... 41
Section 13.10  Mandatory Cashouts........................................ 41

                                   ARTICLE XIV

                                CHANGE IN CONTROL

Section 14.1   Definition of Change in Control........................... 41
Section 14.2   Vesting on Change of Control.............................. 43
Section 14.3   Repayment of Loan......................................... 43
Section 14.4   Plan Termination After Change in Control.................. 44
Section 14.5   Amendment of Article XIV.................................. 44

                                   ARTICLE XV

                                 ADMINISTRATION

Section 15.1   Named Fiduciaries......................................... 44
Section 15.2   Plan Administrator........................................ 45
Section 15.3   Claims Procedure.......................................... 46
Section 15.4   Claims Review Procedure................................... 47
Section 15.5   Allocation of Fiduciary Responsibilities and
                 Employment of Advisors.................................. 47
Section 15.6   Other Administrative Provisions........................... 48

                                   ARTICLE XVI

                  AMENDMENT, TERMINATION AND TAX QUALIFICATION

Section 16.1   Amendment and Termination by Big Foot Financial Corp...... 49
Section 16.2   Amendment or Termination Other Than by
                 Big Foot Financial Corp................................. 49
Section 16.3   Conformity to Internal Revenue Code....................... 49
Section 16.4   Contingent Nature of Contributions........................ 50

                                  ARTICLE XVII

                     SPECIAL RULES FOR TOP HEAVY PLAN YEARS

Section 17.1   In General................................................ 50
Section 17.2   Definition of Top Heavy Plan.............................. 51


                                       (v)

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Section 17.3   Determination Date........................................ 51
Section 17.4   Cumulative Accrued Benefits............................... 51
Section 17.5   Key Employees............................................. 52
Section 17.6   Required Aggregation Group................................ 53
Section 17.7   Permissible Aggregation Group............................. 53
Section 17.8   Special Requirements During Top Heavy Plan Years.......... 53

                                  ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS

Section 18.1   Governing Law............................................. 54
Section 18.2   No Right to Continued Employment.......................... 54
Section 18.3   Construction of Language.................................. 55
Section 18.4   Headings.................................................. 55
Section 18.5   Merger with Other Plans................................... 55
Section 18.6   Non-alienation of Benefits................................ 55
Section 18.7   Procedures Involving Domestic Relations Orders............ 56
Section 18.8   Leased Employees.......................................... 56
Section 18.9   Status as an Employee Stock Ownership Plan................ 57


                                      (vi)

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                            BIG FOOT FINANCIAL CORP.

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                    ARTICLE I

                                   DEFINITIONS

          The following definitions shall apply for the purposes of the Plan, unless a different meaning is clearly indicated by the context:

          Section 1.1 Account means an account established for each Participant to which is allocated such Participant's share, if any, of all Financed Shares and other property that are released from the Loan Repayment Account in accordance with section 6.4, together with his share, if any, of any ESOP Contributions that may be made by the Employer.

          Section 1.2 Affiliated Employer means any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) that includes the Employer; any trade or business (whether or not incorporated) that is under common control (as defined in section 414(c) of the
Code) with the Employer; any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in section 414(m) of the Code) that includes the Employer; any leasing organization (as defined in section 414(n) of the Code) to the extent that any of its employees are required pursuant to section 414(n) of the Code to be treated as employees of the Employer; and any other entity that is required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

          Section 1.3 Allocation Compensation during any period means the compensation taken into account in determining the allocation of benefits and contributions among Participants and consists of the aggregate compensation received by an Employee from the Employer with respect to such period that is reportable to the Internal Revenue Service as wages for such period pursuant to section 6041(a) of the Code, plus the amount by which such Employee's compensation with respect to such period has been reduced pursuant to a compensation reduction agreement under the terms of any of the following plans which may be maintained by the Employer:

          (a) a qualified cash or deferred arrangement described in section 401(k) of the Code;

          (b) a salary reduction simplified employee pension plan described in section 408(k) of the Code;

          (c) a tax deferred annuity plan described in section 403(b) of the Code; or

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                                       -2-


          (d) a cafeteria plan described in section 125 of the Code.

In no event, however, shall an Employee's Allocation Compensation for any calendar year include any compensation in excess of $150,000. The $150,000 limitation set forth in the preceding sentence shall be indexed in accordance with regulations prescribed under section 401(a)(17) of the Code. If there are less than twelve (12) months in the Plan Year, the $150,000 limitation (as adjusted) shall be prorated by multiplying such limitation by a fraction, the numerator of which is the number of months in the Plan Year and the denominator of which is twelve (12). For purposes of applying the foregoing limitations to any person who is a Five Percent Owner or who is one of the ten Highly Compensated Employees with the highest Total Compensation (determined prior to the application of this sentence), any Allocation Compensation paid to the spouse of such person or to any lineal descendant of such person who has not attained age 19 on or before the last day of such calendar year shall be deemed to have been paid to such person and, in such case, the dollar limitation on compensation in section 401(a)(17) of the Code shall be allocated among such persons in proportion to the Allocation Compensation actually paid to each person.

          Section 1.4 Board means the Board of Directors of Big Foot Financial Corp.

          Section 1.5 Beneficiary means the person or persons designated by a Participant or Former Participant or other person entitled to a benefit under the Plan, or otherwise determined to be entitled to a benefit under the Plan. If more than one person is designated, each shall have an equal share unless the person making the designation directed otherwise. The word "person" includes an individual, a trust, an estate or any other person that is permitted to be named as a Beneficiary.

          Section 1.6 Change in Control means an event described in section
14.1.

          Section 1.7 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

          Section 1.8 Computation Period means an Eligibility Computation Period or a Vesting Computation Period.

          Section 1.9 Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Employer, which the Plan Administrator shall have determined, on the basis of competent medical evidence, is likely to be permanent.

          Section 1.10 Domestic Relations Order means a judgment, decree or order (including the approval of a property settlement) that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of a Participant or Former Participant.

          Section 1.11 Effective Date means July 1, 1996.

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                                       -3-


          Section 1.12 Eligibility Computation Period means, with respect to any person, (a) the 12-consecutive month period beginning on such person's Employment Commencement Date and (b) each 12-consecutive month period that begins on an anniversary of such person's Employment Commencement Date.

          Section 1.13 Eligible Employee means an Employee who is eligible for participation in the Plan in accordance with Article II.

          Section 1.14 Eligible Participant means, for any Plan Year, an Employee who is or was a Participant during all or part of such Plan Year; provided, however, that no Employee shall be an Eligible Participant for the Plan Year that includes the effective date of the transaction pursuant to which the Fairfield Savings Bank, F.S.B. becomes a wholly owned subsidiary of Big Foot Financial Corp. if he terminates employment with the Employer prior to such effective date.

          Section 1.15 Employee means any person, including an officer, who is employed by the Employer.

          Section 1.16 Employer means Big Foot Financial Corp., and any successor thereto and any Affiliated Employer which, with the prior written approval of the Board of Directors of Big Foot Financial Corp. and subject to such terms and conditions as may be imposed by the Board of Directors of Big Foot Financial Corp., shall adopt this Plan.

          Section 1.17 Employment Commencement Date means the date on which a person first performs an Hour of Service, except that if an Employee separates from service with the Employer, incurs a One-Year Break in Service and subsequently returns to service with the Employer, his Employment Commencement Date shall be the date on which he first performs an Hour of Service following the One-Year Break in Service.

          Section 1.18 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time (including the corresponding provisions of any succeeding law).

          Section 1.19 ESOP Contribution means Shares or amounts of money contributed to the Plan by the Employer in accordance with section 5.3.

          Section 1.20 Fair Market Value on any date means:

          (a) with respect to a Share:

               (i) the final quoted sale price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which like Shares are listed or admitted to trading; or

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                                       -4-


               (ii) if like Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotation System, or, if no such quotation is provided, on another similar system, selected by the Plan Administrator, then in use; or

               (iii) if sections 1.20(a)(i) and (ii) are not applicable, the fair market value of a Share as determined by an appraiser independent of the Employer and experienced and expert in the field of corporate appraisal.

          (b) with respect to property other than Shares, the fair market value determined in the manner determined by the Trustee.

          Section 1.21 Family Member means, with respect to any person, such person's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

          Section 1.22 Financed Share means: (a) a Share that has been purchased with the proceeds of a Share Acquisition Loan, that has been allocated to the Loan Repayment Account in accordance with section 6.3 and that has not been released in accordance with section 6.4; or (b) a Share that constitutes a dividend paid with respect to a Share described in section 1.23(a), that has been allocated to the Loan Repayment Account in accordance with section 6.3 and that has not been released in accordance with section 6.4.

          Section 1.23 Five Percent Owner means, for any Plan Year, a person who, during such Plan Year, owned (or was considered as owning for purposes of section 318 of the Code): (a) more than 5% of the value of all classes of outstanding stock of the Employer; or (b) stock possessing more than 5% of the combined voting power of all classes of outstanding stock of the Employer.

          Section 1.24 Forfeitures means the amounts forfeited by Participants and Former Participants on termination of employment prior to full vesting, pursuant to section 9.3, less amounts credited because of re-employment, pursuant to section 9.4.

          Section 1.25 Former Participant means a Participant whose participation in the Plan has terminated pursuant to section 2.3.

          Section 1.26 General Investment Account means an Investment Account established and maintained in accordance with Article XI.

          Section 1.27 Highly Compensated Employee means, for any Plan Year, an Employee who:

          (a) at any time during such Plan Year or the immediately preceding Plan Year was a Five Percent Owner; or

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                                       -5-


          (b) is a member of the group consisting of the 100 Employees and persons employed by any Affiliated Employer who received the greatest Total Compensation for such Plan Year and during such Plan Year:

               (i) received Total Compensation for such Plan Year in excess of $75,000 (or such higher amount as may be permitted under section 414(q) of the Code); or

               (ii) received Total Compensation for such Plan Year that was in excess of both (A) $50,000 (or such higher amount as may be permitted under section 414(q) of the Code) and (B) the Total Compensation for such Plan Year of at least 80% of the Employees and persons employed by any Affiliated Employer for such Plan Year; or

               (iii) was an Officer of the Employer or any Affiliated Employer and received Total Compensation for such Plan Year in excess of 50% of the amount in effect under section 415(b)(1)(A) of the Code for such Plan Year; or

          (c) during the immediately preceding Plan Year:

          (i) received Total Compensation for such Plan Year in excess of $75,000 (or such higher amount as may be permitted under section 414(q) of the Code); or

          (ii) received Total Compensation for such Plan Year that was in excess of both (A) $50,000 (or such higher amount as may be permitted under section 414(q) of the Code) and (B) the Total Compensation for such Plan Year of at least 80% of the Employees and persons employed by an Affiliated Employer for such Plan Year; or

          (iii) was an Officer of the Employer or any Affiliated Employer and received Total Compensation for such Plan Year in excess of 50% of the amount in effect under section 415(b)(1)(A) of the Code for such Plan Year.

The determination of who is a Highly Compensated Employee will be made in accordance with section 414(q) of the Code and the regulations thereunder. For purposes of applying any provisions of the Plan applicable to Highly Compensated Employees, any person who is a Family Member of a Five Percent Owner or one of the ten Highly Compensated Employees with the highest Total Compensation for a Plan Year shall not be treated as a separate person for such Plan Year, and any Total Compensation or Allocation Compensation paid to such person for such Plan Year, as well as his share of allocations of contributions or Shares under this Plan, shall be attributed to the Five Percent Owner or Highly Compensated Employee and, in such case, the provisions of the Plan shall apply to each person as based on the ratio of his Total Compensation or Allocation Compensation to the sum of the Total Compensation or Allocation Compensation of all persons treated as one person with him.

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                                      -6-


          Section 1.28 Hour of Service means:

          (a) Each hour for which a person is paid, or entitled to payment, for the performance of duties for the Bank or any Affiliated Employer. These hours shall be credited to the person for the Computation Period or Computation Periods in which the duties are performed; and

          (b) Each hour for which a person is paid, or entitled to payment, by the Bank or any Affiliated Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service shall be credited under this section 1.28(b) for any single continuous period (whether or not such period occurs in a single Computation Period). Hours under this section 1.28(b) shall be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor's regulations (or any successor regulation), which are incorporated herein by reference; and

          (c) Each hour for which back pay, irrespective of any mitigation of damages, is either awarded or agreed to by the Bank or any Affiliated Employer. The same Hours of Service shall not be credited both under section 1.28(a) or (b), as the case may be, and under this section 1.28(c). Hours under this section 1.28(c) shall be credited to the person for the Computation Period or Computation Periods to which the award or agreement pertains, rather than the Computation Period in which the award, agreement or payment is made.

          Section 1.29 Investment Account means either a General Investment Account or a Share Investment Account.

          Section 1.30 Investment Fund means any one of the three or more funds as may be established from time to time by the Plan Administrator which, together with any and all Shares and other investments held under the Plan, constitute the Trust Fund.

          Section 1.31 Loan Repayment Account means an account established and maintained in accordance with section 6.3.

          Section 1.32 Loan Repayment Contribution means amounts of money contributed to the Plan by the Employer in accordance with section 5.2.

          Section 1.33 Maternity or Paternity Leave means a person's absence from work for the Employer and all Affiliated Employers: (a) by reason of the pregnancy of such person; (b) by reason of the birth of a child of such person;
(c) by reason of the placement of a child with the person in connection with the adoption of such child by such person; or (d) for purposes of caring for a child of such person immediately following the birth of the child or the placement of the child with such person.

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                                       -7-


          Section 1.34 Military Service means service in the armed forces of the United States. It may also include, if and to the extent that the Board so provides and if all Participants and Former Participants in like circumstances are similarly treated, special service for the government of the United States and other public service.

          Section 1.35 Named Fiduciary means any person, committee, corporation or organization as described in section 15.1.

          Section 1.36 Officer means an employee who is an administrative executive in regular and continued service with the Employer or any Affiliated Employer; provided, however, that at no time shall more than the lesser of (a) 50 employees or (b) the greater of: (i) 3 employees or (ii) 10% of all employees be treated as Officers. The determination of whether an employee is to be considered an Officer shall be made in accordance with section 416(i) of the Code.

          Section 1.37 One-Year Break in Service means, with respect to any person: (a) for purposes of eligibility to participate, an Eligibility Computation Period during which such person is credited with fewer than 501 Hours of Service and (b) for purposes of vesting, a Vesting Computation Period during which such person is credited with fewer than 501 Hours of Service.

          Section 1.38 Participant means any person who has satisfied the eligibility requirements set forth in section 2.1, who has become a Participant in accordance with section 2.2, and whose participation has not terminated under section 2.3.

          Section 1.39 Plan means the Big Foot Financial Corp. Employee Stock Ownership Plan, as amended from time to time.

          Section 1.40 Plan Administrator means any person, committee, corporation or organization designated in section 15.2, or appointed pursuant to section 15.2, to perform the responsibilities of that office.

          Section 1.41 Plan Year means the 12-month period commencing July 1, 1996 and each 12-month period beginning on July 1st thereafter.

          Section 1.42 Qualified Domestic Relations Order means a Domestic Relations Order that: (a) clearly specifies (i) the name and last known mailing address of the Participant or Former Participant and of each person given rights under such Domestic Relations Order, (ii) the amount or percentages of the Participant's or Former Participant's benefits under this Plan to be paid to each person covered by such Domestic Relations Order, (iii) the number of payments or the period to which such Domestic Relations Order applies, and (iv) the name of this Plan; and (b) does not require the payment of a benefit in a form or amount that is (i) not otherwise provided for under the Plan, or (ii) inconsistent with a previous Qualified Domestic Relations Order.


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                                       -8-


          Section 1.43 Qualified Participant means a Participant who has attained age 55 and who has been a Participant in the Plan for at least 10 years.

          Section 1.44 Retirement means: (a) any termination of participation in the Plan at or after attainment of age 65; and (b) any retirement under an applicable qualified defined benefit plan of the Employer as in effect from time to time with entitlement to a normal or early retirement allowance.

          Section 1.45 Share means a share of any class of stock issued by the Employer or any Affiliated Employer; provided, however, that such share is a "qualifying employer security" within the meaning section 409(l) of the Code and section 407(d)(5) of ERISA.

          Section 1.46 Share Acquisition Loan means a loan obtained by the Trustee in accordance with Article VI.

          Section 1.47 Share Investment Account means an Investment Account established and maintained in accordance with Article XI.

          Section 1.48 Tender Offer means a tender offer made to holders of any one or more classes of Shares generally, or any other offer, made to holders of any one or more classes of Shares generally, to purchase, exchange, redeem or otherwise transfer Shares, whether for cash or other consideration.

          Section 1.49 Total Compensation during any period means an employee's aggregate total compensation paid by the Employer and any Affiliated Employer with respect to such period and reportable for federal income tax purposes pursuant to section 6041(a) of the Code. In addition, solely for purposes of identifying those employees who are Highly Compensated Employees, each employee's Total Compensation shall include any amounts by which the employee's compensation paid by the Employer or any Affiliated Employer has been reduced pursuant to a compensation reduction agreement under the terms of any qualified cash or deferred arrangement described in section 401(k) of the Code, any salary reduction simplified employee pension plan described in section 408(k) of the Code, any tax deferred annuity plan described in section 403(b) of the Code, or any cafeteria plan described in section 125 of the Code. In no event, however, shall an employee's Total Compensation for any calendar year include any compensation in excess of $150,000 (or such higher amount as may be permitted under section 401(a)(17) of the Code). For purposes of applying the foregoing limitations to any person who is a Five Percent Owner or who is one of the ten Highly Compensated Employees with the highest Total Compensation (determined prior to the application of this sentence), any Total Compensation paid to the spouse of such person or to any lineal descendant of such person who has not attained age 19 on or before the last day of such calendar year, shall be deemed to have been paid to such person.

          Section 1.50 Trust means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Big Foot Financial Corp. Employee Stock Ownership Plan Trust."

          Section 1.51 Trust Agreement means the agreement between Big Foot Financial Corp. and the Trustee therein named or its successors pursuant to which the Trust Fund shall be held in trust.

          Section 1.52 Trust Fund means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

          Section 1.53 Trustee means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee appointed in accordance with the terms of the Trust Agreement.

          Section 1.54 Valuation Date means the last business day of March, June, September and December.

          Section 1.55 Vesting Computation Period means, with respect to any person, the 12-month period beginning on such person's Employment Commencement Date and each Plan Year beginning after such Employment Commencement Date.

          Section 1.56 Year of Eligibility Service means, with respect to any person, an Eligibility Computation Period during which such person receives credit for at least 1,000 Hours of Service. For this purpose, service prior to the Effective Date shall be taken into account.

          Section 1.57 Year of Vesting Service means, with respect to any person, a Vesting Computation Period during which such person receives credit for at least 1,000 Hours of Service. If an Employee has credit for 1,000 Hours of Service in the Vesting Computation Period that includes his Employment Commencement Date and 1,000 Hours of Service in the first Vesting Computation Period that begins after his Employment Commencement Date, he shall receive credit for two Years of Vesting Service even if such periods overlap. For this purpose, service prior to the Effective Date shall be taken into account.

                                   ARTICLE II

                                  PARTICIPATION

          Section 2.1 Eligibility for Participation.

          (a) Only Eligible Employees may be or become Participants in the Plan. An Employee shall be an Eligible Employee if he is a common-law employee of an Employer, has completed at least one Year of Eligibility Service and is not excluded under section 2.1(b).

          (b) An Employee is not an Eligible Employee if he:

          (i) is an Employee who has waived any claim to participation in the Plan; or

          (ii) is an Employee or in a unit of Employees covered by a collective bargaining agreement with the Employer where retirement benefits were the subject of good faith bargaining, unless such agreement expressly provides that Employees such as he be covered under the Plan; or

          (iii) is a "leased employee" as defined in section 18.8(a).

          Section 2.2 Commencement of Participation.

          Every Employee who is an Eligible Employee on the Effective Date shall automatically become a Participant on the Effective Date. An Employee who becomes an Eligible Employee after the Effective Date shall automatically become a Participant on the first day of the month following the month in which he becomes an Eligible Employee.

          Section 2.3 Termination of Participation.

          Participation in the Plan shall cease, and a Participant shall become a Former Participant, upon termination of employment with the Employer, death, Disability or Retirement, failure to return to work upon the expiration of a leave of absence granted by the Employer pursuant to section 3.3 or becoming an Employee who is excluded under section 2.1(b) or distribution of the entire vested interest in his Account.

                                   ARTICLE III

                               SPECIAL PROVISIONS

          Section 3.1 Military Service.

          In the case of a termination of employment of any Employee to enter directly into Military Service, the entire period of his absence shall be treated, for purposes of vesting and eligibility for participation (but not, except as required by law, for purposes of eligibility to share in allocations of contributions in accordance with Article VII), as if he had worked for the Employer during the period of his absence. In the event of the re-employment of such person by the Employer within a period of not more than six months:

          (a) after he becomes entitled to release or discharge, if he has entered into the armed forces; or

          (b) after such service terminates, if he has entered into other service defined as Military Service;

such period, also, shall be deemed to be Military Service.

          Section 3.2 Maternity or Paternity Leave.

          (a) Subject to section 3.2(c), in the event of an Employee's absence from work in the service of the Employer and all Affiliated Employers for a period:

               (i) that commences on or after October 1, 1985;

               (ii) for which the person is not paid or entitled to payment by the Employer or any Affiliated Employer; and

               (iii) that constitutes Maternity or Paternity Leave;

then the rules of section 3.2(b) shall apply.

          (b) In cases of absence described in section 3.2(a), solely for purposes of determining whether a One-Year Break in Service has occurred, the person shall be credited for the period of an absence described in section 3.2(a) with the number of Hours of Service equal to the lesser of:

          (i) (A) the number of Hours of Service that would have been credited to the person if he had continued working for the Bank during the period of such absence, or (B) if the number of Hours of Service prescribed under section 3.2(b)(i)(A) cannot be determined, 8 Hours of Service for each working day during the period of absence; or

          (ii) 501 Hours of Service.

     Such credit shall be given during the Computation Period during which such absence began, if necessary to prevent a One-Year Break in Service from occurring during such Computation Period, and in all other cases, such credit shall be given during the immediately following Computation Period.

          (c) Notwithstanding anything in the Plan to the contrary, this section
3.2 shall not apply unless the person furnishes to the Plan Administrator such information as the Plan Administrator may reasonably require in order to establish (i) that the person's absence is one described in section 3.2(a), and
(ii) the number of working days during such absence.

          Section 3.3 Adjustments to Years of Eligibility Service.

          The Years of Eligibility Service of an Employee who returns to the employment of the Employer or any Affiliated Employer following a separation from service shall include his Years of Eligibility Service prior to such separation from service, and such an Employee shall be readmitted to participation immediately upon his return to service if he is then an Eligible Employee; provided, however, that if such separation from service includes a One-Year Break in Service, such prior Years of Eligibility Service shall not be included until he has completed one Year of Eligibility Service following his return to service, and upon completion of such one Year of Eligibility Service, he shall be readmitted to participation in the Plan with retroactive effect to the date of his return to employment, if he is then an Eligible Employee, but he shall not participate in any ESOP Contributions or Loan Repayment Contributions allocated during the interim period.

          Section 3.4 Leave of Absence.

          In the event of temporary absence from work in the service of the Employer and all Affiliated Employers for any period for which a Participant shall have been granted a leave of absence by the Employer, the entire period of his absence shall be treated for purposes of vesting and eligibility for participation (but not for purposes of eligibility to share in the allocation of contributions in accordance with Article VII), as if he had worked for the Employer during the period of his absence. Absence from work for a period greater than, or failure to return to work upon the expiration of, the period of leave of absence granted by the Employer shall terminate participation in the Plan as of the date on which such period ended. In granting leaves of absence for purposes of the Plan, all Employees in like circumstances shall be similarly treated.

          Section 3.5 Family and Medical Leave.

          In the event of absence for a period recognized a family and medical leave under the federal Family and Medical Leave Act of 1992, the period of such absence shall be recognized for purposes of vesting and eligibility to participant to the full extent required by law.

                                   ARTICLE IV

                   CONTRIBUTIONS BY PARTICIPANTS NOT PERMITTED

          Section 4.1 Contributions by Participants Not Permitted.

          Participants shall not be required, nor shall they be permitted, to make contributions to the Plan.

                                    ARTICLE V

                          CONTRIBUTIONS BY THE EMPLOYER

          Section 5.1 In General.

          Subject to the limitations of Article VIII, for each Plan Year, the Employer shall contribute to the Plan the amount, if any, determined by the Board, but in no event less than the amount described in section 5.2(a). The amount contributed for any Plan Year shall be treated as a Loan Repayment Contribution, an ESOP Contribution, or a combination thereof, in accordance with the provisions of this Article V.

          Section 5.2 Loan Repayment Contributions.

          For each Plan Year, a portion of the Employer's contributions, if any, to the Plan for such Plan Year equal to the sum of:

          (a) the minimum amount required to be added to the Loan Repayment Account in order to provide adequate funds for the payment of the principal and interest then required to be repaid under the terms of any outstanding Share Acquisition Loan obtained by the Trustee; plus

          (b) the additional amount, if any, designated by the Plan Administrator to be applied to the prepayment of principal or interest under the terms of any outstanding Share Acquisition Loan obtained by the Trustee;

shall be treated as a Loan Repayment Contribution for such Plan Year. A Loan Repayment Contribution for a Plan Year shall be allocated to the Loan Repayment Account and shall be applied by the Trustee, in the manner directed by the Plan Administrator, to the payment of accrued interest and to the reduction of the principal balance of any Share Acquisition Loan obtained by the Trustee that is outstanding on the date on which the Loan Repayment Contribution is made. To the extent that a Loan Repayment Contribution for a Plan Year results in a release of Financed Shares in accordance with section 6.4, such Shares shall be allocated among the Accounts of Eligible Participants for such Plan Year in accordance with section 7.2.

          Section 5.3 ESOP Contributions.

          In the event that the amount of the Employer's contributions to the Plan for a Plan Year exceeds the amount of the Loan Repayment Contributions for such Plan Year, such excess shall be treated as an ESOP Contribution and shall be allocated among the Accounts of the Eligible Participants for such Plan Year in accordance with section 7.3.

          Section 5.4 Time and Manner of Payment.

          (a) Payment of contributions made pursuant to this Article V shall be made:

          (i) in cash, in the case of a Loan Repayment Contribution; and

          (ii) in cash, in Shares or in a combination of cash and Shares, in the case of an ESOP Contribution.

          (b) Contributions made pursuant to this Article V for a Plan Year shall be paid to the Trust Fund on or before the due date (including any extensions thereof) of the Employer's federal income tax return for its taxable year during which such Plan Year ends. All such contributions shall be allocated to the Accounts of the Eligible Participants, in the case of an ESOP Contribution, or to the Loan Repayment Account, in the case of a Loan Repayment Contribution, as soon as is practicable following the payment thereof to the Trust Fund.

                                   ARTICLE VI

                             SHARE ACQUISITION LOANS

          Section 6.1 In General.

          The Plan Administrator may, with the prior approval of the Board, direct the Trustee to obtain a Share Acquisition Loan on behalf of the Plan, the proceeds of which shall be applied on the earliest practicable date:

          (a) to purchase Shares; or

          (b) to make payments of principal or interest, or a combination of principal and interest, with respect to such Share Acquisition Loan; or

          (c) to make payments of principal and interest, or a combination of principal and interest, with respect to a previously obtained Share Acquisition Loan that is then outstanding.

Any such Share Acquisition Loan shall be obtained on such terms and conditions as the Plan Administrator may approve; provided, however, that such terms and conditions shall provide for the payment of interest at no more than a reasonable rate and shall permit such Share Acquisition Loan to satisfy the requirements of section 4975(d)(3) of the Code and section 408(b)(3) of ERISA.

          Section 6.2 Collateral; Liability for Repayment.

          (a) The Plan Administrator may direct the Trustee to pledge, at the time a Share Acquisition Loan is obtained, the following assets of the Plan as collateral for such Share Acquisition Loan:

          (i) any Shares purchased with the proceeds of such Share Acquisition Loan and any earnings attributable thereto;

          (ii) any Financed Shares then pledged as collateral for a prior Share Acquisition Loan which is repaid with the proceeds of such Share Acquisition Loan and any earnings attributable thereto; and

          (iii) pending the application thereof to purchase Shares or repay a prior Share Acquisition Loan, the proceeds of such Share Acquisition Loan and any earnings attributable thereto.

Except as specifically provided in this section 6.2(a), no assets of the Plan shall be pledged as collateral for the repayment of any Share Acquisition Loan.

          (b) No person entitled to payment under a Share Acquisition Loan shall have any right to the assets of the Plan except for:

          (i) Financed Shares that have been pledged as collateral for such Share Acquisition Loan pursuant to section 6.2(a);

          (ii) Loan Repayment Contributions made pursuant to section 5.2; and

          (iii) earnings attributable to Financed Shares described in section 6.2(b)(i) and to Loan Repayment Contributions described in section 6.2(b)(ii).

Except in the event of a default or a refinancing pursuant to which an existing Share Acquisition Loan is repaid, the aggregate amount of all payments of principal and interest made by the Trustee with respect to all Share Acquisition Loans obtained on behalf of the Plan shall at no time exceed the aggregate amount of all Loan Repayment Contributions theretofore made plus the aggregate amount of all earnings (other than dividends paid in the form of Shares) attributable to Financed Shares and to such Loan Repayment Contributions.

          (c) Any Share Acquisition Loan shall be without recourse against the Plan and Trust.

          Section 6.3 Loan Repayment Account.

          In the event that one or more Share Acquisition Loans shall be obtained, a Loan Repayment Account shall be established under the Plan. The Loan Repayment Account shall be credited with all Shares acquired with the proceeds of a Share Acquisition Loan, all Loan

Repayment Contributions and all earnings (including dividends paid in the form of Shares) or appreciation attributable to such Shares and Loan Repayment Contributions. The Loan Repayment Account shall be charged with all payments of principal and interest made by the Trustee with respect to any Share Acquisition Loan, all Shares released in accordance with section 6.4 and all losses, depreciation or expenses attributable to Shares or to other property credited thereto. The Financed Shares, as well as any earnings thereon, shall be allocated to such Loan Repayment Account and shall be accounted for separately from all other amounts contributed under the Plan.

          Section 6.4 Release of Financed Shares.

          As of the last day of each Plan Year during which a Share Acquisition Loan is outstanding, a portion of the Financed Shares purchased with the proceeds of such Share Acquisition Loan and allocated to the Loan Repayment Account shall be released. The number of Financed Shares released in any such Plan Year shall be equal to the amount determined according to one of the following methods:

          (a) by computing the product of: (i) the number of Financed Shares purchased with the proceeds of such Share Acquisition Loan and allocated to the Loan Repayment Account immediately before the release is effected; multiplied by (ii) a fraction, the numerator of which is the aggregate amount of the principal and interest payments (other than payments made upon the refinancing of a Share Acquisition Loan as contemplated by section 6.1(c)) made with respect to such Share Acquisition Loan during such Plan Year, and the denominator of which is the aggregate amount of all principal and interest remaining to be paid with respect to such Share Acquisition Loan as of the first day of such Plan Year; or

          (b) by computing the product of: (i) the number of Financed Shares purchased with the proceeds of such Share Acquisition Loan and allocated to the Loan Repayment Account immediately before the release is effected; multiplied by (ii) a fraction, the numerator of which is the aggregate amount of the principal payments (other than payments made upon the refinancing of a Share Acquisition Loan as contemplated by section 6.1(c)) made with respect to such Share Acquisition Loan during such Plan Year, and the denominator of which is the aggregate amount of all of principal remaining to be paid with respect to such Share Acquisition Loan as of the first day of such Plan Year; provided, however, that the method described in this section 6.4(b) may be used only if the Share Acquisition Loan does not extend for a period in excess of 10 years after the date of origination and only to the extent that principal payments on such Share Acquisition Loan are made at least as rapidly as under a loan of like principal amount with a like interest rate and term requiring level amortization of principal and interest.

The method to be used shall be specified in the documents governing the Share Acquisition Loan or, if not specified therein, prescribed by the Plan Administrator, in its discretion. In the event that property other than, or in addition to, Financed Shares shall be held in the Loan Repayment

Account and pledged as collateral for a Share Acquisition Loan, then the property to be released pursuant to this section 6.4 shall be property having a Fair Market Value determined by applying the method to be used to the Fair Market Value of all property pledged as collateral for such Share Acquisition Loan; provided, however, that no property other than Financed Shares shall be released pursuant to this section 6.4 unless all Financed Shares have previously been released.

          Section 6.5 Restrictions on Financed Shares.

          Except to the extent required under any applicable law, rule or regulation, no Shares purchased with the proceeds of a Share Acquisition Loan shall be subject to a put, call or other option, or to any buy-sell or similar arrangement, while held by the Trustee or when distributed from the Plan. The provisions of this section 6.5 shall continue to apply in the event that this Plan shall cease to be an employee stock ownership plan, within the meaning of section 4975(e)(7) of the Code.

                                   ARTICLE VII

                           ALLOCATION OF CONTRIBUTIONS

          Section 7.1 Allocation Among Eligible Participants.

          Subject to the limitations of Article VIII, ESOP Contributions for a Plan Year made in accordance with section 5.3 and Financed Shares and other property that are released from the Loan Repayment Account for a Plan Year in accordance with section 6.4 shall be allocated among the Eligible Participants for such Plan Year, in the manner provided in this Article VII.

          Section 7.2 Allocation of Released Shares or Other Property.

          Subject to the limitations of Article VIII, in the event that Financed Shares or other property are released from the Loan Repayment Account for a Plan Year in accordance with section 6.4, such released Shares or other property shall be allocated among the Accounts of the Eligible Participants for the Plan Year in the proportion that each such Eligible Participant's Allocation Compensation for the Plan Year bears to the aggregate Allocation Compensation of all Eligible Participants for such Plan Year.

          Section 7.3 Allocation of ESOP Contributions.

          Subject to the limitations of Article VIII, in the event that the Employer makes an ESOP Contribution for a Plan Year, such ESOP Contribution shall be allocated among the Accounts of the Eligible Participants for such Plan Year in the proportion that each such Eligible

Participant's Allocation Compensation for the Plan Year bears to the aggregate Allocation Compensation of all Eligible Participants for such Plan Year.

                                  ARTICLE VIII

                           LIMITATIONS ON ALLOCATIONS

          Section 8.1 Optional Limitations on Allocations of Contributions.

          If, for any Plan Year, the application of sections 7.2 and 7.3 would result in more than one-third of the number of Shares or of the amount of money or property to be allocated thereunder being allocated to the Accounts of Eligible Participants for such Plan Year who are also Highly Compensated Employees for such Plan Year, then the Plan Administrator may, but shall not be required to, direct that this section 8.1 shall apply in lieu of sections 7.2 and 7.3. If the Plan Administrator gives such a direction, then the Plan Administrator shall impose a maximum dollar limitation on the amount of Allocation Compensation that may be taken into account for each Eligible Participant. The dollar limitation which shall be imposed shall be the limitation which produces the result that the aggregate Allocation Compensation taken into account for Eligible Participants who are Highly Compensated Employees, constitutes exactly one-third of the aggregate Allocation Compensation taken into account for all Eligible Participants. In determining whether more than one-third of the number of Shares or of the amount of money or property to be allocated under the Plan for a Plan Year would be allocated to the Highly Compensated Employees, any allocation to be made to the Account of a Family Member of a Highly Compensated Employee who is either a Five Percent Owner or one of the ten Highly Compensated Employees with the highest Total Compensation, shall be treated as an allocation to such Highly Compensated Employee.

          Section 8.2 General Limitations on Contributions.

          (a) No amount shall be allocated to a Participant's Account under this Plan for any Limitation Year, to the extent that such an allocation would result in an Annual Addition of an amount greater than the lesser of (i) $30,000 (or such other amount as is permissible under section 415(c)(1)(A) of the Code, or
(ii) 25% of the Participant's Total Compensation for such Limitation Year.

          (b) In the case of a Participant who may be entitled to benefits under any qualified defined benefit plan (whether or not terminated) now in effect or ever maintained by the Employer, such Participant's Annual Additions under this Plan shall, in addition to the limitations provided under section 8.2(a), be further limited so that the sum of the Participant's Defined Contribution Plan Fraction plus his Defined Benefit Plan Fraction does not exceed 1.0 for any Limitation Year; provided, however, that for any Limitation Year ending prior to January 1, 1983, the sum of his Defined Contribution Plan Fraction plus his Defined Benefit Plan Fraction shall not exceed 1.4; and provided further, that this limitation shall only apply if and to the extent that the benefits under the Employer's Retirement Plan or any other defined contribution plan are not limited so that such sum is not exceeded.

          (c) For purposes of this section 8.2, the following special definitions shall apply:

          (i) Annual Addition means the sum of the following amounts allocated on behalf of a Participant for a Limitation Year:

               (A) all contributions by the Employer (including contributions made under a salary reduction agreement pursuant to sections 401(k), 408(k) or 403(b) of the Code) under any qualified defined contribution plan (other than this Plan) maintained by the Employer, as well as the Participant's allocable share, if any, of any forfeitures under such plans; plus

               (B) (I) for Limitation Years that began prior to January 1, 1987, the lesser of (1) 50% of the Participant's voluntary nondeductible contributions to all qualified defined contribution plans maintained by the Employer, or (2) the amount by which the Participant's nondeductible voluntary contributions to such plans exceeds 6% of his Total Compensation; and (II) for Limitation Years that begin after December 31, 1986, all of the Participant's voluntary nondeductible contributions to such plans; plus

               (C) all ESOP Contributions under this Plan; plus

               (D) except as hereinafter provided in this section 8.2(c)(i), a portion of the Employer's Loan Repayment Contributions to the Plan for such Limitation Year which bears the same proportion to the total amount of the Employer's Loan Repayment Contributions for the Limitation Year that the number of Shares (or the Fair Market Value of property other than Shares) allocated to the Participant's Account pursuant to section 7.2 or 8.1, whichever is applicable, bears to the aggregate number of Shares (or Fair Market Value of property other than Shares) so allocated to all Participants for such Limitation Year.

     Notwithstanding section 8.2(c)(i)(D), if, for any Limitation Year, the aggregate amount of ESOP Contributions allocated to the Accounts of the individuals who are Highly Compensated Employees for such Limitation Year, when added to such Highly Compensated Employees' allocable share of any Loan Repayment Contributions for such Limitation Year, does not exceed one-third of the total of all ESOP Contributions and Loan Repayment Contributions for such Limitation Year, then that portion, if any, of the Loan Repayment Contributions for such Limitation Year that is applied to the payment of interest on a Share Acquisition Loan shall not be included as an Annual Addition. In determining whether more than one-third of the number of Shares or of the amount of money or property to be allocated under the Plan for a Plan Year would be allocated to the Highly Compensated Employees, any allocation to be made to the Account of a Family Member of a Highly Compensated Employee who is either a Five Percent Owner or one of the ten Highly Compensated Employees with the highest Total Compensation, shall be treated as an allocation to such Highly Compensated Employee. In no event shall any Financed Shares, any dividends or other earnings thereon, any proceeds of the sale thereof or any portion of the value of the foregoing be included as an Annual Addition.

          (ii) Employer means Big Foot Financial Corp., and all members of a controlled group of corporations, as defined in section 414(b) of the Code, as modified by section 415(h) of the Code, all commonly controlled trades or businesses, as defined in section 414(c) of the Code, as modified by section 415(h) of the Code, all affiliated service groups, as defined in section 414(m) of the Code, of which Big Foot Financial Corp. is a member, as well as any leasing organization, as defined in section 18.8, that employs any person who is considered an employee under section 18.8 and any other entity that is required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

          (iii) Defined Benefit Plan Fraction means, for any Participant for any Limitation Year, a fraction, the numerator of which is the Projected Annual Benefit (determined as of the end of such Limitation Year) of the Participant under any qualified defined benefit plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, and the denominator of which is as follows: (A) for Limitation Years ending prior to January 1, 1983, the lesser of (I) the dollar limitation in effect under section 415(b)(1) (A) of the Code for such Limitation Year, or (II) the amount which may be taken into account under section 415(b)(1)(B) of the Code with respect to such Participant for such Limitation Year; and (B) in all other cases, the lesser of (I) (except as provided in section 17.8(b) for a Top Heavy Plan Year) the product of
     1.25 multiplied by the dollar limitation in effect under section 415(b)(1)(A) of the Code for such Limitation Year, or (II) the product of
     1.4 multiplied by the amount which may be taken into account under section 415(b)(1)(B) of the Code with respect to such Participant for such Limitation Year.

          (iv) Defined Contribution Plan Fraction means, for any Participant for any Limitation Year, a fraction (A) the numerator of which is the sum of such Participant's Annual Additions (determined as of the end of such Limitation Year) under this Plan and any other qualified defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, and (B) the denominator of which is as follows: (I) for Limitation Years ending prior to January 1, 1983, the sum of the lesser of the following amounts for such Limitation Year and for each prior Limitation Year during which such Participant was employed by the Employer: (1) the Maximum Permissible Amount for such Limitation Year (without regard to section 415(c)(6) of the

     Code), or (2) the amount which may be taken into account under section 415(c)(1)(B) of the Code with respect to such Participant for such Limitation Year; and (II) in all other cases, the sum of the lesser of the following amounts for such Limitation Year and for each prior Limitation during which such Participant was employed by the Employer: (1) (except as provided in section 16.8(b) for a Top Heavy Plan Year) the product of 1.25 multiplied by the Maximum Permissible Amount for such Limitation Year (determined without regard to section 415(c)(6) of the Code), or (2) the product of 1.4 multiplied by the amount which may be taken into account under section 415(c)(1)(B) of the Code (or section 415(c)(7) of the Code, if applicable) with respect to such Participant for such Limitation Year; provided, however, that the Plan Administrator may, at his election, adopt the transition rule set forth in section 415(e)(6) of the Code in making the computation set forth in this section 8.2(c)(iv). If the sum of a Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction exceeded 1.0 as of September 30, 1983, then such Participant's Defined Contribution Plan Fraction shall be determined under regulations to be prescribed by the Secretary of the Treasury so that the sum of the fractions does not exceed 1.0.

          (v) Limitation Year means the Plan Year; provided, however, that if the Employer changes the Limitation Year, the new Limitation Year shall begin on a date within the Limitation Year in which the amendment is made.

          (vi) Maximum Permissible Amount means (A) $25,000 (or such higher amount as may be permitted under section 415(d) of the Code because of cost of living increases) for Limitation Years beginning prior to January 1, 1983, and (B) the greater of (I) $30,000, or (II) 25% of the dollar limitation in effect under section 415(b)(1)(A) of the Code for Limitation Years beginning on or after January 1, 1983.

          (vii) Projected Annual Benefit means a Participant's annual retirement benefit (adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life or qualified joint and survivor annuity) under any qualified defined benefit plan maintained by the Employer, whether or not terminated, assuming that the Participant will continue employment until the later of current age or normal retirement age under such plan, and that the Participant's Total Compensation for the Limitation Year and all other relevant factors used to determine benefits under such plan will remain constant for all future Limitation Years.

          (d) When a Participant's Annual Addition to this Plan must be reduced to satisfy the limitations of section 8.2(a) or (b), such reduction shall be applied first to ESOP Contributions; and second, if necessary, to Shares allocated as a result of a Loan Repayment Contribution which are included as an Annual Addition in such order as shall result in the smallest reduction in the number of Shares allocable to the Participant's Account. The amount by which any Participant's Annual Addition to this Plan is reduced shall be allocated in accordance with Articles V and VII as a contribution by the Employer in the next succeeding Limitation Year.

          (e) Prior to determining a Participant's actual Total Compensation for a Limitation Year, the Employer may determine the limitations under this section
8.2 for a Participant on the basis of a reasonable estimation of the Participant's Total Compensation for the Limitation Year that is uniformly determined for all Participants who are similarly situated. As soon as it is administratively feasible after the end of the Limitation Year, the limitations of this section 8.2 shall be determined on the basis of the Participant's actual Total Compensation for the Limitation Year.

                                   ARTICLE IX

                                     VESTING

          Section 9.1 Vesting.

          Subject to the provisions of section 14.2, the balance credited to each Employee's Account shall become vested in accordance with the following schedule:

                          Years of                 Vested
                      Vesting Service            Percentage
                     -----------------           ----------
                           less than 3                0%
                     3 but less than 4               20%
                     4 but less than 5               40%
                     5 but less than 6               60%
                     6 but less than 7               80%
                     7 or more                      100%

          Section 9.2 Vesting on Death, Disability, Retirement or Change in Control.

          Any previously unvested portion of the remainder of the balance credited to the Account of a Participant or of a person who is a Former Participant solely because he is excluded from participation under section 2.1(b) shall become fully vested in him immediately upon attainment of age 65, or, if earlier, upon the termination of his participation by reason of death, Disability, Retirement or upon the occurrence of a Change in Control of the Employer.

          Section 9.3 Forfeitures on Termination of Employment.

          Upon the termination of employment of a Participant or Former Participant for any reason other than death, Disability, Retirement, that portion of the balance credited to his Account which is not vested at the date of such termination shall be forfeited as of the last Valuation Date for the Plan Year in which such termination of employment occurs. The proceeds of such forfeitures, less amounts, if any, required to be credited because of re-employment pursuant to section 9.4, shall be treated as Forfeitures and shall be disposed of as provided in section 9.5.

          Section 9.4 Amounts Credited Upon Re-Employment.

          If an Employee forfeited any amount of the balance credited to his Account upon his termination of employment with the Employer, and is re-employed prior to the occurrence of five consecutive One-Year Breaks in Service, then:

          (i) an amount equal to the Fair Market Value of the Shares forfeited, determined as of the date of forfeiture; and

          (ii) the amount credited to his General Investment Account that was forfeited, determined as of the date of forfeiture;

shall be credited back to his Account from the proceeds of forfeitures which are redeemed pursuant to section 9.3 during the Plan Year in which he is re-employed, unless such proceeds are insufficient, in which case the Employer shall make an additional contribution in the amount of such deficiency.

          Section 9.5 Allocation of Forfeitures.

          Any Forfeitures that occur during a Plan Year shall be treated as Loan Repayment Contributions and ESOP Contributions in the proportions designated by the Plan Administrator in accordance with Article V and allocated as an additional benefit in accordance with Article VII.

                                    ARTICLE X

                                 THE TRUST FUND

          Section 10.1 The Trust Fund.

          The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall vest such powers in the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan, including provision for the appointment of one or more "investment managers" within the meaning of section 3(38) of ERISA to manage and control (including acquiring and disposing of) all or any of the assets of the Trust Fund, as the Board may from time to time authorize. Except as required by ERISA, no bond or other security shall be required of any Trustee at any time in office.

          Section 10.2 Investments.

          Except to the extent provided to the contrary in section 10.3, the Trust Fund shall be invested in:

          (a) Shares;

          (b) such Investment Funds as may be established from time to time by the Plan Administrator; and

          (c) such other investments as may be permitted under the Trust Agreement;

in such proportions as shall be determined by the Plan Administrator or, if so provided under the Trust Agreement, as directed by one or more investment managers or by the Trustee, in its discretion; provided, however, that the investments of the Trust Fund shall consist primarily of Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the United States Government or an agency thereof, or may retain uninvested, or sell investments to provide, amounts of cash required for purposes of the Plan.

          Section 10.3 Diversification of Investments.

          (a) Notwithstanding section 10.2, each Qualified Participant may:

          (i) during the first 90 days of each of the first four Plan Years to begin after the Plan Year in which he first becomes a Qualified Participant, elect that such percentage of the balance credited to his Account as he may specify, but in no event more than 25% of the balance credited to his Account, be invested in one or more of the Investment Funds; and

          (ii) during the first 90 days of the fifth Plan Year to begin after the Plan Year in which he first becomes a Qualified Participant or of any Plan Year thereafter, elect that such percentage of the balance credited to his Account as he may specify, but in no event more than 50% of the balance credited to his Account, be invested in one or more of the Investment Funds.

For purposes of an election under this section 10.3, the balance credited to a Participant's Account shall be the balance credited to his Account determined as of the last Valuation Date to occur in the Plan Year immediately preceding the Plan Year in which such election is made.

          (b) An election made under section 10.3(a) shall be made in writing, in the form and manner prescribed by the Plan Administrator, and shall be filed with the Plan Administrator during the election period specified in section 10.3(a). As soon as is practicable following the end of the election period during which such election is made, the Plan Administrator shall take such actions as are necessary to cause the specified percentage of the balance credited to the Account of the Qualified Participant making the election to be invested in the specified Investment Funds. Any investments made pursuant to this section 10.3 shall be specifically allocated to the General Investment Account of the Qualified Participant for whom they are made.

          (c) An election made under section 10.3(a) may be changed or revoked at any time during the election period described in section 10.3(a) during which it is initially made, during any subsequent election period described in section 10.3(a) or, upon at least 15 days' advance written notice given in the form and manner prescribed by the Plan Administrator, as of the first day of any calendar quarter of any Plan Year that begins after the Participant first becomes a Qualified Participant. In no event, however, shall any election under this section 10.3 result in more than 25% of the balance credited to the Participant's Account being invested at the direction of the Participant, if such election is made during a Plan Year to which section 10.3(a)(i) applies, or result in more than 50% of the balance credited to the Participant's Account being invested at the direction of the Participant, if such election is made during the Plan Year to which section 10.3(a)(ii) applies or thereafter.

          Section 10.4 Use of Commingled Trust Funds.

          Subject to the provisions of the Trust Agreement, amounts held in the Trust Fund may be invested in:

          (a) any commingled or group trust fund described in section 401(a) of the Code and exempt under section 501(a) of the Code; or

          (b) any common trust fund exempt under section 584 of the Code maintained exclusively for the collective investment of the assets of trusts that are exempt under section 501(a) of the Code;

provided that the trustee of such commingled, group or common trust fund is a bank or trust company.

          Section 10.5 Management and Control of Assets.

          All assets of the Plan shall be held by the Trustee in trust for the exclusive benefit of Participants, Former Participants and their Beneficiaries. No part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, Former Participants and their Beneficiaries, and for defraying reasonable administrative expenses of the Plan and Trust Fund. No person shall have any interest in or right to any part of the earnings of the Trust Fund, or any rights in, to or under the Trust Fund or any part of its assets, except to the extent expressly provided in the Plan.

                                   ARTICLE XI

                    VALUATION OF INTERESTS IN THE TRUST FUND

          Section 11.1 Establishment of Investment Accounts.

          The Plan Administrator shall establish, or cause to be established, for each person for whom an Account is maintained a Share Investment Account and a General Investment Account. Such Share Investment Accounts and General Investment Accounts shall be maintained in accordance with this Article XI.

          Section 11.2 Share Investment Accounts.

          The Share Investment Account established for a person in accordance with section 11.1 shall be credited with: (a) all Shares allocated to such person's Account; (b) all Shares purchased with amounts of money or property allocated to such person's Account; (c) all dividends paid in the form of Shares with respect to Shares credited to his Account; and (d) all Shares purchased with amounts credited to such person's General Investment Account. Such Share Investment Account shall be charged with all Shares that are sold or exchanged to acquire other investments or to provide cash and with all Shares that are distributed in kind.

          Section 11.3 General Investment Accounts.

          The General Investment Account that is established for a person in accordance with section 11.1 shall be credited with: (a) all amounts, other than Shares, allocated to such person's Account; (b) all dividends paid in a form other than Shares with respect to Shares credited to such person's Share Investment Account; (c) the proceeds of any sale of Shares credited to such person's Share Investment Account; and (d) any earnings attributable to amounts credited to such person's General Investment Account. Such General Investment Account shall be charged with all amounts credited thereto that are applied to the purchase of Shares, any losses or depreciation attributable to amounts credited thereto, any expenses allocable thereto and any distributions of amounts credited thereto.

          Section 11.4 Valuation of Investment Accounts.

          (a) The Plan Administrator shall determine, or cause to be determined, the aggregate value of each person's Share Investment Account as of each Valuation Date by multiplying the number of Shares credited to such Share Investment Account on such Valuation Date by the Fair Market Value of a Share on such Valuation Date.

          (b) As of each Valuation Date, the Accounts of each Participant shall be separately adjusted to reflect their proportionate share of any appreciation or depreciation in the fair market value of the Investment Funds, any income earned by the Investment Funds and any expenses incurred by the Investment Funds, as well as any contributions, withdrawals or distributions and investment transfers not posted as of the last Valuation Date.

          Section 11.5 Annual Statements.

          There shall be furnished, by mail or otherwise, at least once in each Plan Year to each person who would then be entitled to receive all or part of the balance credited to any Account if the Plan were then terminated, a statement of his interest in the Plan as of such date as shall be selected by the Plan Administrator, which statement shall be deemed to have been accepted as correct and be binding on such person unless the Plan Administrator receives written notice to the contrary within 30 days after the statement is mailed or furnished to such person.

                                   ARTICLE XII

                                     SHARES

          Section 12.1 Specific Allocation of Shares.

          All Shares purchased under the Plan shall be specifically allocated to the Share Investment Accounts of Participants, Former Participants and their Beneficiaries in accordance with section 11.2, with the exception of Financed Shares, which shall be allocated to the Loan Repayment Account.

          Section 12.2 Dividends.

          (a) Dividends paid with respect to Shares held under the Plan shall be credited to the Loan Repayment Account, if paid with respect to Financed Shares. Such dividends shall be: (i) applied to the payment of principal and accrued interest with respect to any Share Acquisition Loan, if paid in cash; or (ii) held in the Loan Repayment Account as Financed Shares for release in accordance with section 6.4, if paid in the form of Shares.

          (b) Dividends paid with respect to Shares allocated to a person's Share Investment Account shall be credited to such person's Share Investment Account. Cash dividends credited to a person's General Investment Account shall be, at the direction of the Board, either: (i) held in such General Investment Account and invested in accordance with sections 10.2 and 11.2; (ii) distributed immediately to such person; (iii) distributed to such person within 90 days of the close of the Plan Year in which such dividends were paid; or (iv) used to make payments of principal or interest on a Share Acquisition Loan; provided, however, that the Fair Market Value of Financed Shares released from the Loan Repayment Account equals or exceeds the amount of the dividend.

          Section 12.3 Voting Rights.

          (a) Each person shall direct the manner in which all voting rights appurtenant to Shares allocated to his Share Investment Account will be exercised, provided that such Shares were allocated to his Share Investment Account as of the applicable record date. Such person shall, for such purpose, be deemed a "named fiduciary" within the meaning of section 402(a)(2) of ERISA. Such a direction shall be given by completing and filing with the inspector of elections, the Trustee or such other person who shall be independent of the Employer as the Plan Administrator shall designate, at least 10 days prior to the date of the meeting of holders of Shares at which such voting rights will be exercised, a written direction in the form and manner prescribed by the Plan Administrator. The inspector of elections, the Trustee or such other person designated by the Plan Administrator shall tabulate the directions given on a strictly confidential basis, and shall provide the Plan Administrator with only the final results of the tabulation. The final results of the tabulation shall be followed by the Plan Administrator in directing the Trustee as to the manner in which such voting rights shall be exercised. The Plan Administrator shall make a reasonable effort to furnish, or cause to be furnished, to each person for whom a Share Investment Account is maintained all annual reports, proxy materials and other information known by the Plan Administrator to have been furnished by the issuer of the Shares, or by any solicitor of proxies, to the holders of Shares.

          (b) To the extent that any person shall fail to give instructions with respect to the exercise of voting rights appurtenant to Shares allocated to his Share Investment Account:

          (i) the Trustee shall, with respect to each matter to be voted upon:
     (A) cast a number of affirmative votes equal to the product of (I) the number of allocated Shares for which no written instructions have been given, multiplied by (II) a fraction, the numerator of which is the number of allocated Shares for which affirmative votes will be cast in accordance with written instructions given as provided in section 12.3(a) and the denominator of which is the aggregate number of affirmative and negative votes which will be cast in accordance with written instructions given as aforesaid, and (B) cast a number of negative votes equal to the excess (if any) of (I) the number of allocated Shares for which no written instructions have been given over
     (II) the number of affirmative votes being cast with respect to such allocated Shares pursuant to section 12.3(b)(i)(A); or

          (ii) if the Trustee shall determine that it may not, consistent with its fiduciary duties, vote the allocated Shares for which no written instructions have been given in the manner described in section 12.3(b)(i), it shall vote such Shares in such manner as it, in its discretion, may determine to be in the best interests of the persons to whose Share Investment Accounts such Shares have been allocated.

          (c) (i) The voting rights appurtenant to Financed Shares shall be exercised as follows with respect to each matter as to which holders of Shares may vote:

          (A) a number of votes equal to the product of (I) the total number of votes appurtenant to Financed Shares allocated to the Loan Repayment Account on the applicable record date; multiplied by (II) a fraction, the numerator of which is the total number of affirmative votes cast by Participants, Former Participants and the Beneficiaries of deceased Former Participants with respect to such matter pursuant to section 12.3(a) and the denominator of which is the total number of affirmative and negative votes cast by Participants, Former Participants and the Beneficiaries of deceased Former Participants, shall be cast in the affirmative; and

          (B) a number of votes equal to the excess of (I) the total number of votes appurtenant to Financed Shares allocated to the Loan Repayment Account on the applicable record date, over (II) the number of affirmative votes cast pursuant to section 12.3(c)(i)(A) shall be cast in the negative.

To the extent that the Financed Shares consist of more than one class of Shares, this section 12.3(c)(i) shall be applied separately with respect to each class of Shares.

          (ii) If voting rights are to be exercised with respect to Financed Shares as provided in section 12.3(c)(i)(A) and (B) at a time when there are no Shares allocated to the Share Investment Accounts of Participants, Former Participants and the Beneficiaries of deceased Former Participants, then the voting rights appurtenant to Financed Shares shall be exercised as follows with respect to each matter as to which holders of Shares may vote:

          (A) Each person who is a Participant on the applicable record date and who was a Participant on the last day of the Plan Year ending on or immediately prior to such record date will be granted a number of votes equal to the quotient, rounded to the nearest integral number, of (I) such Participant's Allocation Compensation for the Plan Year ending on or immediately prior to such record date

     (or for the portion of such Plan Year during which he was a Participant); divided by (II) $1,000.00; and

          (B) a number of votes equal to the product of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the applicable record date; multiplied by (II) a fraction, the numerator of which is the total number of votes that are cast in the affirmative with respect to such matter pursuant to section 12.3(c)(ii)(A) and the denominator of which is the total number of votes that are cast either in the affirmative or in the negative with respect to such matter pursuant to section 12.3(c)(ii)(A), shall be cast in the affirmative; and

          (C) a number of votes equal to the excess of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the applicable record date, over (II) the number of affirmative votes cast with respect to such matter pursuant to section 12.3(c)(ii)(B), shall be cast in the negative.

To the extent that the Financed Shares consist of more than one class of Shares, this section 12.3(c)(ii) shall be applied separately with respect to each class of Shares.

          Section 12.4 Tender Offers.

          (a) Each person shall direct whether Shares allocated to his Share Investment Account will be delivered in response to any Tender Offer. Such person shall, for such purpose, be deemed a "named fiduciary" within the meaning of section 402(a)(2) of ERISA. Such a direction shall be given by completing and filing with the Trustee or such other person who shall be independent of the Employer as the Plan Administrator shall designate, at least 10 days prior to the latest date for exercising a right to deliver Shares pursuant to such Tender Offer, a written direction in the form and manner prescribed by the Plan Administrator. The Trustee or other person designated by the Plan Administrator shall tabulate the directions given on a strictly confidential basis, and shall provide the Plan Administrator with only the final results of the tabulation. The final results of the tabulation shall be followed by the Plan Administrator in directing the number of Shares to be delivered. The Plan Administrator shall make a reasonable effort to furnish, or cause to be furnished, to each person for whom a Share Investment Account is maintained, all information known by the Plan Administrator to have been furnished by the issuer or by or on behalf of any person making such Tender Offer, to the holders of Shares in connection with such Tender Offer.

          (b) To the extent that any person shall fail to give instructions with respect to Shares allocated to his Share Investment Account:

          (i) the Trustee shall (A) tender or otherwise offer for purchase, exchange or redemption a number of such Shares equal to the product of (I) the number of allocated Shares for which no written instructions have been given, multiplied by (II) a fraction, the numerator of which is the number of allocated Shares tendered or otherwise offered for purchase, exchange or redemption in accordance with written instructions given as provided in section 12.4(a) and the denominator of which is the aggregate number of allocated Shares for which written instructions have been given as aforesaid, and (B) withhold a number of Shares equal to the excess (if any) of (I) the number of allocated Shares for which no written instructions have been given over
     (II) the number of Shares being tendered or otherwise offered pursuant to section 12.4(b)(i)(A); or

          (ii) if the Trustee shall determine that it may not, consistent with its fiduciary duties, exercise the tender or other rights appurtenant to allocated Shares for which no written instructions have been given in the manner described in section 12.4(b)(i), it shall tender, or otherwise offer, or withhold such Shares in such manner as it, in its discretion, may determine to be in the best interests of the persons to whose Share Investment Accounts such Shares have been allocated.

          (c) In the case of any Tender Offer, any Financed Shares held in the Loan Repayment Account shall be dealt with as follows:

          (i) If such Tender Offer occurs at a time when there are no Shares allocated to the Share Investment Accounts of Participants, Former Participants and the Beneficiaries of deceased Former Participants, then the disposition of the Financed Shares shall be determined as follows:

               (A) each person who is a Participant on the applicable record date and who was a Participant on the last day of the Plan Year ending on or immediately prior to such record date will be granted a number of tender rights equal to the quotient, rounded to the nearest integral number, of (I) such Participant's Allocation Compensation for the Plan Year ending on or immediately prior to such record date (or for the portion of such Plan Year during which he was a Participant), divided by (II) $1,000.00; and

               (B) on the last day for delivering Shares or otherwise responding to such Tender Offer, a number of Shares equal to the product of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the last day of the effective period of such Tender Offer; multiplied by (II) a fraction, the numerator of which is the total number of tender rights exercised in favor of the delivery of Shares in response to the Tender Offer pursuant to section 12.4(c)(i)(A) and the denominator of which is the total number of tender rights that are exercisable in response to the Tender Offer pursuant to section 12.4(c)(i)(A), shall be delivered in response to the Tender Offer; and

               (C) a number of Shares equal to the excess of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the last day of the effective period of such Tender Offer; over (II) the number of Shares to be delivered in response to the Tender Offer pursuant to section 12.4(c)(i)(B), shall be withheld from delivery.

          (ii) If such Tender Offer occurs at a time when the voting rights appurtenant to such Financed Shares are to be exercised in accordance with section 12.3(c)(i), then:

               (A) on the last day for delivering Shares or otherwise responding to such Tender Offer, a number of Financed Shares equal to the product of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the last day of the effective period of such Tender Offer; multiplied by (II) a fraction, the numerator of which is the total number of Shares delivered from the Share Investment Accounts of Participants, Former Participants and the Beneficiaries of deceased Former Participants in response to such Tender Offer pursuant to section 12.4(a), and the denominator of which is the total number of Shares allocated to the Share Investment Accounts of Participants, Former Participants and Beneficiaries of deceased Former Participants immediately prior to the last day for delivering Shares or otherwise responding to such Tender Offer, shall be delivered; and

               (B) a number of Financed Shares equal to the excess of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the last day for delivering Shares or otherwise responding to such Tender Offer; over (II) the number of Financed Shares to be delivered pursuant to section 12.4(c)(ii)(A), shall be withheld from delivery.

To the extent that the Financed Shares consist of more than one class of Shares, this section 12.4(c) shall be applied separately with respect to each class of Shares.

                                  ARTICLE XIII

                               PAYMENT OF BENEFITS

          Section 13.1 In General.

          The balance credited to a Participant's or Former Participant's Account under the Plan shall be paid only at the times, to the extent, in the manner and to the persons provided in this Article XIII.

          Section 13.2 Designation of Beneficiaries.

          (a) Subject to section 13.2(b), any person entitled to a benefit under the Plan may designate a Beneficiary to receive any amount to which he is entitled that remains undistributed on the date of his death. Such person shall designate his Beneficiary (and may change or revoke any such designation) in writing in the form and manner prescribed by the Plan Administrator. Such designation, and any change or revocation thereof, shall be effective only if received by the Plan Administrator prior to such person's death and shall become irrevocable upon such person's death.

          (b) A Participant or Former Participant who is married shall automatically be deemed to have designated his spouse as his Beneficiary, unless, prior to the time such designation would, under section 13.2(a), become irrevocable:

               (i) the Participant or Former Participant designates an additional or a different Beneficiary in accordance with this section 13.2; and

               (ii) (A) the spouse of such Participant or Former Participant consents to such designation in a writing that acknowledges the effect of such consent and is witnessed by a Plan representative or a notary public; or (B) the spouse of such Participant or Former Participant has previously consented to such designation by signing a written waiver of any right to consent to any designation made by the Participant or Former Participant, and such waiver acknowledged the effect of the waiver and was witnessed by a Plan representative or a notary public; or (C) it is established to the satisfaction of a Plan representative that the consent required under section 13.2(b)(ii)(A) may not be obtained because such spouse cannot be located or because of other circumstances permitted under regulations issued by the Secretary of the Treasury.

          (c) In the event that a Beneficiary entitled to payments hereunder shall die after the death of the person who designated him but prior to receiving payment of his entire interest in the Account of the person who designated him, then such Beneficiary's interest in the Account of such person, or any unpaid balance thereof, shall be paid as provided in section 13.3 to the Beneficiary who has been designated by the deceased Beneficiary, or if there is none, to the executor or administrator of the estate of such deceased Beneficiary, or if no such executor or administrator is appointed within such time as the Plan Administrator, in his sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased Beneficiary as the Plan Administrator may select. If a person entitled to a benefit under the Plan and any of the Beneficiaries designated by him shall die in such circumstances that there shall be substantial doubt as to which of them shall have been the first to die, for all purposes of the Plan, the person who made the Beneficiary designation shall be deemed to have survived such Beneficiary.

          (d) If no Beneficiary survives the person entitled to the benefit under the Plan or if no Beneficiary has been designated by such person, such benefit shall be paid to the executor or administrator of the estate of such person, or if no such executor or administrator is appointed within such time as the Plan Administrator, in his sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Plan Administrator may select.

          Section 13.3 Distributions to Participants and Former Participants.

          (a)(i) Subject to the provisions of section 13.7 with respect to required minimum distributions, the vested portion of the balance credited to a Participant's or a Former Participant's Account shall be distributed to him commencing as of the last Valuation Date to occur in the Plan Year in which the Participant or Former Participant terminates employment with the Employer or attains age 65, whichever is later; unless the Participant or Former Participant elects otherwise pursuant to section 13.3(a)(ii), and the payment, or first in a series of payments, is actually made within three months following such Valuation Date.

          (ii) A Participant or Former Participant may, upon request on a form provided by the Plan Administrator and filed with the Plan Administrator not later than 15 days prior to the date on which his employment with the Employer terminates, elect that his vested interest in his Account be paid commencing as of any earlier or later Valuation Date after his termination of employment, but in no event later than the last Valuation Date to occur in the calendar year in which the Participant or Former Participant attains age 70 1/2, in which case the payment, or first in a series of payments, shall be made within three months following such Valuation Date.

          (b)(i) Subject to section 13.3(b)(ii), the vested portion of the balance credited to the Account of a Participant or Former Participant will be paid to him, commencing as of the Valuation Date determined under section 13.3(a), in substantially equal annual installments over a fixed period equal to the greater of:

          (A) five years; or

          (B) if the vested portion of the balance credited to the Account of the Participant or Former Participant, determined as of the Valuation Date determined under section 13.3(a), is greater than $500,000 (or such larger amount as may be prescribed by the Secretary of the Treasury pursuant to section 409(o) of the Code), the sum of five years plus the lesser of (I) five additional years, or (II) one additional year for each $100,000 (or fraction thereof) by which the vested portion of the balance credited to the Participant's or Former Participant's Account exceeds $500,000 (or such larger amount as may be prescribed by the Secretary of the Treasury pursuant to section 409(o) of the Code).

          (ii) A Participant or Former Participant may, upon request on a form provided by the Plan Administrator and filed with the Plan Administrator not later than 15 days prior to the date on which his employment terminates, elect that the vested portion of the balance credited to his Account be paid, commencing as of the Valuation Date determined under section 13.3(a):

          (A) in substantially equal annual installments over a fixed period not to exceed the lesser of (I) 10 years, or (II) the life expectancy of the Participant or Former Participant, or, if his Beneficiary is a natural person, the joint life and last survivor expectancy of the Participant or Former Participant and his Beneficiary; or

          (B) subject to section 13.4, in a lump sum payment.

          (c) If any person entitled to a benefit under the Plan dies before his entire benefit has been distributed to him, then the remainder of such benefit shall be paid to the Beneficiary designated by him under section 13.2 either:

          (i) in a lump sum distribution as of the Valuation Date next following the date of his death, and the amount thereof shall be based upon the vested portion of the balance credited to his Account as of such Valuation Date; or

          (ii) if, prior to the death of the Participant or Former Participant whose vested Account is being distributed, an election pursuant to section 13.3(b)(ii)(B) is in effect for him, in a lump sum distribution as of the Valuation Date specified in such election, or, if earlier, as of the latest Valuation Date that would permit payment to be made within five years after the Participant's or Former Participant's death, and the amount thereof shall be based upon the vested portion of the balance credited to his Account as of such Valuation Date; or

          (iii) if, prior to the death of the Participant or Former Participant whose vested Account is being distributed, an election pursuant to section 13.3(b)(ii)(A) is in effect for him:

               (A) over the period and at the times set forth in such election, if distribution has begun prior to the Participant's or Former Participant's death; or

               (B) commencing at the time set forth in such election and over the period set forth in such election (or, if less, over a period equal to the life expectancy of the Beneficiary of the deceased Participant or Former Participant), if the deceased Participant's or Former Participant's spouse is his Beneficiary and distribution has not begun prior to the deceased Participant's or Former Participant's death; or

               (C) commencing on the date specified in such election (or, if earlier, the last Valuation Date that will permit payment to begin within one year after the deceased Participant's or Former Participant's death) and over the period set forth in such election (or, if less, over a period equal to the life expectancy of the Beneficiary of the deceased Participant or Former Participant), if the deceased Participant's or Former Participant's Beneficiary is a natural person other than his spouse and distribution has not begun prior to the deceased Participant's or Former Participant's death;

     and the amount thereof shall be based upon the vested portion of the balance credited to his Account as of the Valuation Dates as of which payments are determined; or

          (iv) upon written application of the Beneficiary made in such form and manner as the Plan Administrator may prescribe, at another time or in another manner permitted under section 13.3(a) or (b), subject to the following limitations:

               (A)(I) If such Beneficiary is a natural person other than the spouse of the deceased Participant or Former Participant whose vested Account is being distributed, a distribution that commences within one year after such deceased Participant's or Former Participant's death shall be made over a fixed period that does not exceed the life expectancy of such Beneficiary when distribution commences.

               (II) If such Beneficiary is the spouse of the deceased Participant or Former Participant whose vested Account is being distributed, a distribution that commences no later than the later of:
          (1) the date on which the deceased Participant or Former Participant would have attained age 70 1/2 had he lived; or (2) the first anniversary of the death of such deceased Participant or Former Participant; shall be made over a fixed period that does not exceed the life expectancy of such Beneficiary when distribution commences.

               (III) In all other cases where the spouse of the deceased Participant or Former Participant whose vested Account is being distributed is not the Beneficiary, payment must be completed within five years after the death of such deceased Participant or Former Participant.

               (B) In cases where distribution has commenced prior to the death of the deceased Participant or Former Participant whose vested Account is being distributed, distribution must be completed as least as rapidly as under the method in effect prior to such deceased Participant's or Former Participant's death.

          Section 13.4 Manner of Payment.

          (a) Subject to section 13.4(b), payments of distributions made pursuant to section 13.3 or section 13.7 shall be paid, in accordance with the written direction of the person requesting the payment, in whole Shares, in cash, or in a combination of cash and whole Shares. Such written direction shall be given in such form and manner as the Plan Administrator may prescribe. If no such direction is given, then payment shall be made in the maximum number of whole Shares that may be acquired with the amount of the payment, plus, if necessary, an amount of money equal to any remaining amount of the payment that is less than the Fair Market Value of a whole Share.

          (b) No distribution of a lump sum payment shall be made in cash to the extent that the making of such distribution, when combined with all other distributions to be made in cash as of the same Valuation Date, would require the sale of Shares constituting 1% or more of all outstanding Shares; provided, however, that this section 13.4(b) shall not apply to or in respect of a Participant or Former Participant:

          (i) following such Participant's or Former Participant's termination of employment with the Employer on account of his Retirement or Disability; or

          (ii) following such Participant's or Former Participant's 65th birthday; or

          (iii) following the death of such Participant or Former Participant.

          Section 13.5 Put Options.

          (a) Except as provided otherwise in section 13.5(b), each Participant or Former Participant to whom Shares are distributed under the Plan, each Beneficiary of a deceased Participant or Former Participant, including the estate of a deceased Participant or Former Participant, to whom Shares are distributed under the Plan, and each person to whom such a Participant, Former Participant or Beneficiary gives Shares that have been distributed under the Plan shall have the right to require the Employer to purchase from him all or any portion of such Shares. A person shall exercise such right by delivering to the Employer a written notice, in such form and manner as the Employer may by written notice to such person prescribe, setting forth the number of Shares to be purchased by the Employer, the number of the stock certificate evidencing such person's ownership of such Shares, and the effective date of purchase. Such notice shall be given, and the effective date of the purchase specified therein shall be, no later than the last day of the fifteenth calendar month to begin after the date on which the Shares to be purchased by the Employer were distributed from the Plan. As soon as practicable following its receipt of such notice, the Employer shall take such actions as are necessary to purchase the Shares specified in such notice at a price per Share equal to the Fair Market Value of a Share determined as of the effective date of the purchase.

          (b) The Employer shall have no obligation to purchase any Share (i) pursuant to a notice given, or on an effective date of purchase, after the last day of the fifteenth calendar month to begin after the date on which such Share was distributed from the Plan; (ii) following the earliest date on which Shares are publicly traded on an established market; or (iii) if the Employer is a "bank" within the meaning of section 581 of the Code and is prohibited by law from redeeming or purchasing its own securities.

          Section 13.6 Right of First Refusal.

          (a) For any period during which Shares are not publicly traded on any established market, no person who owns Shares that were distributed from the Plan, other than a person to whom such Shares were sold in compliance with this section 13.6, shall sell such Shares to any person other than the Employer without first offering to sell such Shares to the Employer (or person designated by the Employer) in accordance with this section 13.6.

          (b) In the event that a person to whom this section 13.6 applies shall receive and desire to accept from a person other than the Employer a bona fide offer to purchase Shares to which this section 13.6 applies, he shall furnish to the Employer a written notice which shall:

          (i) include a copy of such offer to purchase;

          (ii) offer to sell to the Employer the Shares subject to such offer to purchase at a price per Share that is equal to the greater of:

               (A)  the price per Share specified in such offer to purchase; or

               (B)  the Fair Market Value of a Share as of the date of purchase;

     and otherwise upon the same terms and conditions as those specified in such offer to purchase; and

          (iii) include an indication of his intention to accept such offer to purchase if the Employer does not accept his offer to sell.

          (c) The Employer shall have the right to purchase the Shares covered by the offer to sell contained in a notice given pursuant to section 13.6(b), on the terms and conditions specified in such notice, by written notice given to the party making the offer to sell not later than the fourteenth day after the notice described in section 13.6(b) is given. If the Employer does not give such a notice during the prescribed fourteen day period, then the person owning such Shares may accept the offer to purchase described in the notice.

          Section 13.7 Minimum Required Distributions.

          (a) Required minimum distributions of a Participant's or Former Participant's Account shall commence no later than:

          (i) if the Participant or Former Participant attained age 70 1/2 prior to January 1, 1988 and was not a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70 1/2, during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains or attained age 70 1/2 or (B) the calendar year in which he terminates employment with the Employer; or

          (ii) if the Participant or Former Participant attained age 70 1/2 prior to January 1, 1988 and is or was a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70 1/2, or during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains age 70 1/2 or (B) the calendar year in which he first becomes a Five Percent Owner; or

          (iii) in all other cases, the calendar year in which the Participant or Former Participant attains age 70 1/2.

          (b) The required minimum distributions contemplated by section 13.7(a) shall be made as follows:

          (i) The minimum required distribution to be made for the calendar year for which the first minimum distribution is required shall be no later than April 1st of the immediately following calendar year and shall be equal to the quotient obtained by dividing (A) the vested balance credited to the Participant's or Former Participant's Account as of the last Valuation Date to occur in the calendar year immediately preceding the calendar year in which the first minimum distribution is required (adjusted to account for any additions thereto or subtractions therefrom after such Valuation Date but on or before December 31st of such calendar year); by (B) the Participant's or Former Participant's life expectancy (or, if his Beneficiary is a natural person, the joint life and last survivor expectancy of him and his Beneficiary); and

          (ii) the minimum required distribution to be made for each calendar year following the calendar year for which the first minimum distribution is required shall be made no later than December 31st of the calendar year for which the distribution is required and shall be equal to the quotient obtained by dividing (A) the vested balance credited to the Participant's or Former Participant's Account as of the last Valuation Date to occur in the calendar year prior to the calendar year for which the distribution is required (adjusted to account for any additions thereto or subtractions therefrom after such Valuation Date but on or before December 31st of such calendar year and, in the case of the distribution for the calendar year immediately following the calendar year for which the first minimum distribution is required, reduced by any distribution for the prior calendar year that is made in the current calendar year); by (B) the Participant's or Former Participant's life expectancy (or, if his Beneficiary is a natural person, the joint life and last survivor expectancy of him and his Beneficiary).

For purposes of this section 13.7, the life expectancy of a Participant or Former Participant (or the joint life and last survivor expectancy of a Participant or Former Participant and his designated Beneficiary) for the calendar year in which the Participant or Former Participant attains age 70 1/2 shall be determined on the basis of Tables V and VI, as applicable, of section 1.72-9 of the Income Tax Regulations as of the Participant's or Former Participant's and Beneficiary's birthday in such year. Such life expectancy or joint life and last survivor expectancy for any subsequent year shall be equal to the excess of (1) the life expectancy or joint life and last survivor expectancy for the year in which the Participant or Former Participant attains age 70 1/2, over (2) the number of whole years that have elapsed since the Participant or Former Participant attained age 70 1/2.

          (c) Payment of the distributions required to be made to a Participant or Former Participant under this section 13.7 shall be made in accordance with section 13.4.

          Section 13.8 Direct Rollover of Eligible Rollover Distributions.

          (a) A Distributee may elect, at the time and in the manner prescribed by the Plan Administer, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

          (b) The following rules shall apply with respect to Direct Rollovers made pursuant to this section 13.8:

          (i) A Participant may only elect to make a Direct Rollover of an Eligible Rollover Distribution if such Eligible Rollover Distribution (when combined with other Eligible Rollover Distributions made or to be made in the same calendar year) is reasonably expected to be at least $200;

          (ii) If a Participant elects a Direct Rollover of a portion of an Eligible Rollover Distribution, that portion must be equal to at least $500; and

          (iii) A Participant may not divide his or her Eligible Rollover Distribution into separate distributions to be transferred to two or more Eligible Retirement Plans.

          (c) For purposes of this section 13.8 and any other applicable section of the Plan, the following definitions shall have the following meanings:

          (i) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

          (ii) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order are considered Distributees with regard to the interest of the spouse or former spouse.

          (iii) "Eligible Retirement Plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the current or former spouse who is the alternative payee under a Qualified Domestic Relations Order or to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          (iv) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          Section 13.9 Valuation of Shares Upon Settlement to a Participant.

          Notwithstanding any contrary provision in this Article XIII, in the event that all or a portion of a payment of a distribution to a Participant is to be made in cash, such Participant shall only be entitled to receive the proceeds of the Shares allocated to his Account that are sold in connection with such distribution and which are valued as of the date of such sale.

          Section 13.10 Mandatory Cashouts.

          Notwithstanding anything in the Plan to the contrary, if, as of the Valuation Date coincident with or next following a Participant's termination of employment, the total vested balance credited to his Account is $3,500 or less, such vested balance shall be distributed in a single distribution as soon as practicable after such Valuation Date. Any person with no vested balance in his Account shall be deemed to have received a distribution of such balance of $0.

                                   ARTICLE XIV

                                CHANGE IN CONTROL

          Section 14.1 Definition of Change in Control.

          A Change in Control of the Employer shall be deemed to have occurred upon the happening of any of the following events:

          (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of Big Foot Financial Corp.; (B) a corporation owned, directly or indirectly, by the stockholders of Big Foot Financial Corp. in substantially the same proportions as their ownership of stock of Big Foot Financial Corp.; or (C) any group constituting a person in which employees of Big Foot Financial Corp. are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange
     Act), directly or indirectly, of securities issued by Big Foot Financial Corp. representing 25% or more of the combined voting power of all of Big Foot Financial Corp.'s then outstanding securities; or

          (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by Big Foot Financial Corp.'s stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Big Foot Financial Corp. (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

          (c) the shareholders of Big Foot Financial Corp. approve either:

               (i) a merger or consolidation of Big Foot Financial Corp. with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                    (A) either (1) the members of the Board of Big Foot
               Financial Corp. immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (2) the shareholders of Big Foot Financial Corp. own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities then outstanding in substantially the same proportions as their ownership of voting securities of Big Foot Financial Corp. before such merger or consolidation; and

                    (B) the entity which results from such merger or
               consolidation expressly agrees in writing to assume and perform Big Foot Financial Corp.'s obligations under the Plan; or

               (ii) a plan of complete liquidation of Big Foot Financial Corp. or an agreement for the sale or disposition by Big Foot Financial Corp. of all or substantially all of its assets; and

          (d) any event that would be described in section 14.1(b)(i), (ii) or
     (iii) if "Fairfield Savings Bank, F.S.B." were substituted for "Big Foot Financial Corp." therein; and

In no event, however, shall the transaction by which Fairfield Savings Bank, F.S.B. converts from a mutual savings association to a stock savings association, or any transaction by which a company wholly owned by Fairfield Savings Bank, F.S.B. becomes the parent company of Fairfield Savings Bank, F.S.B. be deemed a Change in Control.

          Section 14.2 Vesting on Change of Control.

Upon the effective date of a Change in Control, the Account of each person who would then, upon termination of the Plan, be entitled to a benefit, shall be fully vested and nonforfeitable.

          Section 14.3 Repayment of Loan.

          (a) Upon a Change in Control described in section 14.1(c) (or which would be described in section 14.1(c) if "Fairfield Savings Bank, F.S.B." were substituted for "Big Foot Financial Corp." thereunder), the Plan Administrator shall direct the Trustee to sell a sufficient number of Shares to repay any outstanding Share Acquisition Loan in full. The proceeds of such sale shall be used to repay such Share Acquisition Loan. After repayment of the Share Acquisition Loan, all remaining Shares which had been unallocated (or the proceeds thereof, if applicable) shall be allocated among the accounts of all Participants who were employed by an Employer on the effective date of such Change in Control. Such allocation of Shares or proceeds shall be credited as of the date on which the Change in Control occurs to the Accounts of each Participant who has not had a termination of participation under section 2.3 as of such date (each, an "Affected Participant"), in proportion to their Allocation Compensation, for the period, beginning on the January 1 immediately preceding the date on which the Change in Control occurs and ending on the date on which the Change in Control occurs. If any amount cannot be allocated to an Affected Participant in the year of such Change in Control as a result of the limitations of section 415 of the Code, the amounts will be allocated in subsequent years to those persons who were Affected Participants and who continue to be Participants in the Plan until finally distributed to Affected Participants.

          (b) In the event that the application of section 415 of the Code prevents the allocation of all of the Shares or other assets released from the Loan Repayment Account as provided in section 14.3(a) as of the effective date of the Change in Control, each Affected Participant shall be entitled to receive a supplemental benefit payment directly from the Employer. The supplemental benefit payment to each Affected Participant shall be an amount equal to the excess of:

          (i) the total amount of Shares or other property that would be allocated to such Affected Participant's Account under section 14.3(a) if section 415 of the Code did not apply; over

          (ii) the total of Shares or other property actually allocated to such Affected Participant's Account under section 14.3(a).

Such payment (without offset for any allocations which may occur under this Plan subsequent to the Change in Control) shall be made as soon as practicable, but in any event within ten (10) business days, after the effective date of the Change in Control. This section 14.3(b) shall be treated as a separate, non-qualified "excess benefit plan" within the meaning of section 3(34) of ERISA and shall be interpreted, administered and enforced in a manner consistent with this intention. To the extent that any Affected Participant is entitled to the same or a similar payment under any other non-qualified plan, program or arrangement of the Employer, any payment under this section 14.3(b) shall be coordinated with the payments under such other non-qualified programs, plan or arrangements in such manner as shall be determined by the Plan Administrator to be necessary to prevent the duplication of benefits.

          Section 14.4 Plan Termination After Change in Control.

After repayment of the loan and allocation of shares or proceeds as provided in section 14.2, the Plan shall be terminated and all amounts shall be distributed as soon as practicable.

          Section 14.5 Amendment of Article XIV.

Article XIV of the Plan may not be amended after a Change in Control of the Employer unless required by the Internal Revenue Service as a condition to the continued treatment of the Plan as a tax-qualified plan under section 401(a) of the Code.

                                   ARTICLE XV

                                 ADMINISTRATION

          Section 15.1 Named Fiduciaries.

          The term "Named Fiduciary" shall mean (but only to the extent of the responsibilities of each of them) the Plan Administrator, the Board and the Trustee. This Article XV is intended to allocate to each Named Fiduciary the responsibility for the prudent execution of the functions assigned to him or it, and none of such responsibilities or any other responsibility shall be shared by two or more of such Named Fiduciaries. Whenever one Named Fiduciary is required by the Plan or Trust Agreement to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Named Fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the Named Fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law.

          Section 15.2 Plan Administrator.

          There shall be a Plan Administrator, who shall be such Employee or officer as may be designated by the Board, as hereinafter provided, and who shall, subject to the responsibilities of the Plan Administrator and the Board, have the responsibility for the day-to-day control, management, operation and administration of the Plan (except trust duties). The Plan Administrator shall have the following responsibilities:

          (a) To maintain records necessary or appropriate for the administration of the Plan;

          (b) To give and receive such instructions, notices, information, materials, reports and certifications to the Trustee as may be necessary or appro- priate in the administration of the Plan;

          (c) To prescribe forms and make rules and regulations consistent with the terms of the Plan;

          (d) To require such proof of age or evidence of good health of an Employee, Participant or Former Participant or the spouse of either, or of a Beneficiary as may be necessary or appropriate in the administration of the Plan;

          (e) To prepare and file, distribute or furnish all reports, plan descriptions, and other information concerning the Plan, including, without limitation, filings with the Secretary of Labor and communications with Participants, Former Participants and other persons, as shall be required of the Plan Administrator under ERISA;

          (f) To determine any question arising in connection with the Plan, and the Plan Administrator's decision or action in respect thereof shall be final and conclusive and binding upon the Employer, the Trustee, Participants, Former Participants, Beneficiaries and any other person having an interest under the Plan;

          (g) To review and dispose of claims under the Plan filed pursuant to section 15.4 and appeals filed pursuant to section 15.5;

          (h) If the Plan Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to a Participant, Former Participant, Beneficiary or any other person entitled thereto, to direct the application of any amount so payable to the use or benefit of such person in any manner that he may deem advisable or to direct in his discretion the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment in his behalf shall be appointed pursuant to law;

          (i) To review the performance of the Trustee and such investment managers as may be appointed in or pursuant to the Trust Agreement in investing, managing and controlling the assets of the Plan;

          (j) To the extent required by ERISA, to establish a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA, and to review such policy and method at least annually;

          (k) To report and make recommendations to the Board regarding changes in the Plan, including changes in the operation and management of the Plan and removal and replacement of the Trustee and such investment managers as may be appointed in or pursuant to the Trust Agreement;

          (l) To the extent provided under and subject to the provisions of the Trust Agreement, to appoint "investment managers" as defined in section 3(38) of ERISA to manage and control (including acquiring and disposing of) all or any of the assets of the Plan;

          (m) With the prior approval of the Board, to direct the Trustee to obtain one or more Share Acquisition Loans;

          (n) To develop and provide procedures and forms necessary to enable Participants to give voting and tendering directions on a confidential basis;

          (o) To discharge such other responsibilities or follow such directions as may be assigned or given by the Board; and

          (p) To discharge such other responsibilities or follow such directions as may be assigned or given by the Board; and

          (q) To perform any duty or take any action which is allocated to the Plan Administrator under the Plan.

The Plan Administrator shall have the power and authority necessary or appropriate to carry out his responsibilities. The Plan Administrator may resign only by giving at least 30 days' prior written notice of resignation to the Board, and such resignation shall be effective on the date specified in such notice.

          Section 15.3 Claims Procedure.

          Any claim relating to benefits under the Plan shall be filed with the Plan Administrator on a form prescribed by him. If a claim is denied in whole or in part, the Plan

Administrator shall give the claimant written notice of such denial, which notice shall specifically set forth:

          (a) The reasons for the denial;

          (b) The pertinent Plan provisions on which the denial was based;

          (c) Any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is needed; and

          (d) An explanation of the Plan's procedure for review of the denial of the claim.

In the event that the claim is not granted and notice of denial of a claim is not furnished by the 30th day after such claim was filed, the claim shall be deemed to have been denied on that day for the purpose of permitting the claimant to request review of the claim.

          Section 15.4 Claims Review Procedure.

          Any person whose claim filed pursuant to section 15.5 has been denied in whole or in part by the Plan Administrator may request review of the claim by the Plan Administrator, upon a form prescribed by the Plan Administrator. The claimant shall file such form (including a statement of his position) with the Plan Administrator no later than 60 days after the mailing or delivery of the written notice of denial provided for in section 15.5, or, if such notice is not provided, within 60 days after such claim is deemed denied pursuant to section
15.5. The claimant shall be permitted to review pertinent documents. A decision shall be rendered by the Plan Administrator and communicated to the claimant not later than 30 days after receipt of the claimant's written request for review. However, if the Plan Administrator finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 120 days after the claimant's request for review. The Plan Administrator's decision shall be in writing and shall specifically set forth:

          (a) The reasons for the decision; and

          (b) The pertinent Plan provisions on which the decision is based.

Any such decision of the Plan Administrator shall be binding upon the claimant and the Employer, and the Plan Administrator shall take appropriate action to carry out such decision.

          Section 15.5 Allocation of Fiduciary Responsibilities and Employment of Advisors.

          Any Named Fiduciary may:

          (a) Allocate any of his or its responsibilities (other than trustee responsibilities) under the Plan to such other person or persons as he or it may designate, provided that such allocation and designation shall be in writing and filed with the Plan Administrator;

          (b) Employ one or more persons to render advice to him or it with regard to any of his or its responsibilities under the Plan; and

          (c) Consult with counsel, who may be counsel to the Employer.

          Section 15.6 Other Administrative Provisions.

          (a) Any person whose claim has been denied in whole or in part must exhaust the administrative review procedures provided in section 15.4 prior to initiating any claim for judicial review.

          (b) No bond or other security shall be required of the Plan Administrator, or any officer or Employee of the Employer to whom fiduciary responsibilities are allocated by a Named Fiduciary, except as may be required by ERISA.

          (c) Subject to any limitation on the application of this section 15.6(c) pursuant to ERISA, neither the Plan Administrator, nor any officer or Employee of the Employer to whom fiduciary responsibilities are allocated by a Named Fiduciary, shall be liable for any act of omission or commission by himself or by another person, except for his own individual willful and intentional malfeasance.

          (d) The Plan Administrator may, except with respect to actions under section 15.4, shorten, extend or waive the time (but not beyond 60 days) required by the Plan for filing any notice or other form with the Plan Administrator, or taking any other action under the Plan.

          (e) The Plan Administrator may direct that the costs of services provided pursuant to section 15.5, and such other reasonable expenses as may be incurred in the administration of the Plan, shall be paid out of the funds of the Plan unless the Employer shall pay them.

          (f) Any person, group of persons, committee, corporation or organization may serve in more than one fiduciary capacity with respect to the Plan.

          (g) Any action taken or omitted by any fiduciary with respect to the Plan, including any decision, interpretation, claim denial or review on appeal, shall be conclusive and binding on all interested parties and shall be subject to judicial modification or reversal only to the extent it is determined by a court of competent jurisdiction that such action or omission was arbitrary and capricious and contrary to the terms of the Plan.

                                   ARTICLE XVI

                  AMENDMENT, TERMINATION AND TAX QUALIFICATION

          Section 16.1 Amendment and Termination by Big Foot Financial Corp.

          The Employer expects to continue the Plan indefinitely, but specifically reserves the right, in its sole discretion, at any time, by appropriate action of the Board, to amend, in whole or in part, any or all of the provisions of the Plan and to terminate the Plan at any time. Subject to the provisions of section 16.2, no such amendment or termination shall permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants, Former Participants, Beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the accrued benefit of any Participant, Former Participant, Beneficiary or other person who may be entitled to benefits, without his consent. In the event of a termination or partial termination of the Plan, or in the event of a complete discontinuance of the Employer's contributions to the Plan, the Accounts of each affected person shall forthwith become nonforfeitable and shall be payable in accordance with the provisions of Article XIII.

          Section 16.2 Amendment or Termination Other Than by Big Foot Financial Corp.

          In the event that a corporation or trade or business other than Big Foot Financial Corp. shall adopt this Plan, such corporation or trade or business shall, by adopting the Plan, empower Big Foot Financial Corp. to amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, upon the terms and conditions set forth in section 16.1; provided, however, that any such corporation or trade or business may, by action of its board of directors or other governing body, amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, at different times and in a different manner. In the event of any such amendment or termination by action of the board of directors or other governing body of such a corporation or trade or business, a separate plan shall be deemed to have been established for the employees of such corporation or trade or business, and the assets of such plan shall be segregated from the assets of this Plan at the earliest practicable date and shall be dealt with in accordance with the documents governing such separate plan.

          Section 16.3 Conformity to Internal Revenue Code.

          The Employer has established the Plan with the intent that the Plan and Trust will at all times be qualified under section 401(a) and exempt under section 501(a) of the Code and with the intent that contributions under the Plan will be allowed as deductions in computing the net income of the Employer for federal income tax purposes, and the provisions of the Plan and Trust Agreement shall be construed to effectuate such intentions. Accordingly, notwithstanding anything to the contrary hereinbefore provided, the Plan and the Trust Agreement may be amended at any time without prior notice to Participants, Former Participants, Beneficiaries or any other persons entitled to benefits, if such amendment is deemed by the Board to be necessary or appropriate to effectuate such intent.

          Section 16.4 Contingent Nature of Contributions.

          (a) All ESOP Contributions to the Plan are conditioned upon the issuance by the Internal Revenue Service of a determination that the Plan and Trust are qualified under section 401(a) of the Code and exempt under section 501(a) of the Code. If the Employer applies to the Internal Revenue Service for such a determination within 90 days after the date on which it files its federal income tax return for its taxable year that includes the last day of the Plan Year in which the Plan is adopted, and if the Internal Revenue Service issues a determination that the Plan and Trust are not so qualified or exempt, all ESOP Contributions made by the Employer prior to the date of receipt of such a determination may, at the election of the Employer, be returned to the Employer within one year after the date of such determination.

          (b) All ESOP Contributions and Loan Repayment Contributions to the Plan are made upon the condition that such ESOP Contributions and Loan Repayment Contributions will be allowed as a deduction in computing the net income of the Employer for federal income tax purposes. To the extent that any such deduction is disallowed, the amount disallowed may, at the election of the Employer, be returned to the Employer within one year after the deduction is disallowed.

          (c) Any contribution to the Plan made by the Employer as a result of a mistake of fact may, at the election of the Employer, be returned to the Employer within one year after such contribution is made.

                                  ARTICLE XVII

                     SPECIAL RULES FOR TOP HEAVY PLAN YEARS

          Section 17.1 In General.

          As of the Determination Date for each Plan Year, the Plan Administrator shall determine whether the Plan is a Top Heavy Plan in accordance with the provisions of this Article XVII. If, as of such Determination Date, the Plan is a Top Heavy Plan, then the Plan Year immediately following such Determination Date shall be a Top Heavy Plan Year and the special provisions of this Article XVII shall be in effect; provided, however, that if, as of the Determination Date for the Plan Year in which the Effective Date occurs, the Plan is a Top Heavy Plan, such Plan Year shall be a Top Heavy Plan Year, and the provisions of this Article XVII shall be given retroactive effect for such Plan Year.

          Section 17.2 Definition of Top Heavy Plan.

          (a) Subject to section 17.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) it is not a member of a Required Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Employer or any Affiliated Employer during the immediately preceding five Plan Years), and their Beneficiaries.

          (b) Subject to section 17.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Required Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Required Aggregation Group exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Employer or any Affiliated Employer during the immediately preceding five Plan Years), and their Beneficiaries under all plans that are members of the Required Aggregation Group.

          (c) Notwithstanding sections 17.2(a) and 17.2(b), the Plan is not a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Permissible Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Permissible Aggregation Group does not exceed 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Employer or any Affiliated Employer during the immediately preceding five Plan Years), and their Beneficiaries under all plans that are members of the Permissible Aggregation Group.

          Section 17.3 Determination Date.

          The Determination Date for the Plan Year in which the Effective Date occurs shall be the last day of such Plan Year, and the Determination Date for each Plan Year beginning after the Plan Year in which the Effective Date occurs shall be the last day of the preceding Plan Year. The Determination Date for any other qualified plan maintained by the Employer for a plan year shall be the last day of the preceding plan year of each such plan, except that in the case of the first plan year of such plan, it shall be the last day of such first plan year.

          Section 17.4 Cumulative Accrued Benefits.

          (a) An individual's Cumulative Accrued Benefits under this Plan as of a Determination Date are equal to the sum of:

          (i) the balance credited to such individual's Account under this Plan as of the most recent Valuation Date preceding the Determination Date;

          (ii) the amount of any ESOP Contributions or Loan Repayment Contributions made after such Valuation Date but on or before the Determination Date; and

          (iii) the amount of any distributions of such individual's Cumulative Accrued Benefits under the Plan during the five year period ending on the Determination Date.

For purposes of this section 17.4(a), the computation of an individual's Cumulative Accrued Benefits, and the extent to which distributions, rollovers and transfers are taken into account, will be made in accordance with section 416 of the Code and the regulations thereunder.

          (b) For purposes of this Plan, the term "Cumulative Accrued Benefits" with respect to any other qualified plan, shall mean the cumulative accrued benefits determined for purposes of section 416 of the Code under the provisions of such plans.

          (c) For purposes of determining the top heavy status of a Required Aggregation Group or a Permissible Aggregation Group, the Cumulative Accrued Benefits under this Plan and the Cumulative Accrued Benefits under any other plan shall be determined as of the Determination Date that falls within the same calendar year as the Determination Dates for all other members of such Required Aggregation Group or Permissible Aggregation Group.

          Section 17.5 Key Employees.

          (a) For purposes of the Plan, the term Key Employee means any employee or former employee of the Employer or any Affiliated Employer who is at any time during the current Plan Year or was at any time during the immediately preceding four Plan Years:

          (i) a Five Percent Owner;

          (ii) a person who would be described in section 1.23 if the number "1%" were substituted for the number "5%" in section 1.23 and who has an annual Total Compensation from the Employer and any Affiliated Employer of more than $150,000;

          (iii) an Officer of the Employer or any Affiliated Employer who has an annual Total Compensation greater than 50% of the amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year; or

          (iv) one of the ten persons owning the largest interests in the Employer and having an annual Total Compensation from the Employer or any Affiliated Employer in excess of the dollar limitation in effect under section 415(c)(1)(A) of the Code for such Plan Year.

          (b) For purposes of section 17.5(a):

          (i) for purposes of section 17.5(a)(iii), in the event the Employer or any Affiliated Employer has more officers than are considered Officers, the term Key Employee shall mean those officers, up to the maximum number, with the highest annual compensation in any one of the five consecutive Plan Years ending on the Determination Date; and

          (ii) for purposes of section 17.5(a)(iv), if two or more persons have equal ownership interests in the Employer, each such person shall be considered as having a larger ownership interest than any such person with a lower annual compensation from the Employer or any Affiliated Employer.

          (c) For purposes of section 17.5(a): (i) a person's compensation from Affiliated Employers shall be aggregated, but his ownership interests in Affiliated Employers shall not be aggregated; (ii) an employee shall only be deemed to be an officer if he has the power and responsibility of a person who is an officer within the meaning of section 416 of the Code; and (iii) the term Key Employee shall also include the Beneficiary of a deceased Key Employee.

          Section 17.6 Required Aggregation Group.

          For purposes of this Article XVII, a Required Aggregation Group shall consist of (a) this Plan; (b) any other qualified plans maintained by the Employer and any Affiliated Employers that cover Key Employees; and (c) any other qualified plans that are required to be aggregated for purposes of satisfying the requirements of sections 401(a)(4) or 410(b) of the Code.

          Section 17.7 Permissible Aggregation Group.

          For purposes of this Article XVII, a Permissible Aggregation Group shall consist of (a) the Required Aggregation Group and (b) any other qualified plans maintained by the Employer and any Affiliated Employers; provided, however, that the Permissible Aggregation Group must satisfy the requirements of sections 401(a)(4) and 410(b) of the Code.

          Section 17.8 Special Requirements During Top Heavy Plan Years.

          (a) Notwithstanding any other provision of the Plan to the contrary, for each Top Heavy Plan Year, in the case of a Participant (other than a Key Employee) on the last day of such Top Heavy Plan Year who is not also a participant in another qualified plan which satisfies the minimum contribution and benefit requirements of section 416 of the Code with respect to such Participant, the sum of the ESOP Contributions and Loan Repayment Contributions made with respect to such Participant, when expressed as a percentage of his Total Compensation for such Top Heavy Plan Year, shall not be less than 3% of such Participant's Total Compensation for such Top Heavy Plan Year or, if less, the highest combined rate, expressed as a percentage of Total Compensation at which ESOP Contributions and Loan

Repayment Contributions were made on behalf of a Key Employee for such Top Heavy Plan Year. The Employer shall make an additional contribution to the Account of each Participant to the extent necessary to satisfy the foregoing requirement.

          (b) For any Top Heavy Plan Year, the number "1.0" shall be substituted for the number "1.25" in sections 8.2(c)(iii) and 8.2(c)(iv), except that:

          (i) this section 17.8(b) shall not apply to any individual for a Top Heavy Plan Year that is not a Super Top Heavy Plan Year if the requirements of section 17.8(a) would be satisfied for such Super Top Heavy Plan Year if the number "4%" were substituted for the number 3% in section 17.8(a); and

          (ii) this section 17.8(b) shall not apply to an individual for a Top Heavy Plan Year if, during such Top Heavy Plan Year, there are no ESOP Contributions or Loan Repayment Contributions allocated to such individual under this Plan, there are no contributions under any other qualified defined contribution plan maintained by the Employer, and there are no accruals for such individual under any qualified defined benefit plan maintained by the Employer.

For purposes of this section 17.8(b), the term Super Top Heavy Plan Year means a Top Heavy Plan Year in which the Plan would meet the definitional requirements of sections 17.2(a) or 17.2(b) if the term "90%" were substituted for the term "60%" in sections 17.2(a), 17.2(b) and 17.2(c).

                                  ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS

          Section 18.1 Governing Law.

          The Plan shall be construed, administered and enforced according to the laws of the State of Illinois without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

          Section 18.2 No Right to Continued Employment.

          Neither the establishment of the Plan, nor any provisions of the Plan or of the Trust Agreement establishing the Trust Fund nor any action of the Plan Administrator, the Plan Administrator or the Trustee, shall be held or construed to confer upon any Employee any right to a continuation of employment by the Employer. The Employer reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent as though the Plan had not been adopted.

          Section 18.3 Construction of Language.

          Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine and the neuter. Any reference to an Article or section number shall refer to an Article or section of the Plan, unless otherwise indicated.

          Section 18.4 Headings.

          The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

          Section 18.5 Merger with Other Plans.

          The Plan shall not be merged or consolidated with, nor transfer its assets or liabilities to, any other plan unless each Participant, Former Participant, Beneficiary and other person entitled to benefits, would (if that plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

          Section 18.6 Non-alienation of Benefits.

          (a) Except as provided in section 18.6(b), the right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities or torts. Should any Participant, Former Participant or other person attempt to anticipate, alienate or assign his interest in or right to a benefit, or should any person claiming against him seek to subject such interest or right to legal or equitable process, all the interest or right of such Participant or Former Participant or other person entitled to benefits in the Plan shall cease, and in that event such interest or right shall be held or applied, at the direction of the Plan Administrator, for or to the benefit of such Participant or Former Participant, or other person or his spouse, children or other dependents in such manner and in such proportions as the Plan Administrator may deem proper.

          (b) This section 18.6 shall not prohibit the Plan Administrator from recognizing a Domestic Relations Order that is determined to be a Qualified Domestic Relations Order in accordance with section 18.7.

          Section 18.7 Procedures Involving Domestic Relations Orders.

          Upon receiving a Domestic Relations Order, the Plan Administrator shall segregate in a separate account or in an escrow account or separately account for the amounts payable to any person pursuant to such Domestic Relations Order, pending a determination whether such Domestic Relations Order constitutes a Qualified Domestic Relations Order, and shall give notice of the receipt of the Domestic Relations Order to the Participant or Former Participant and each other person affected thereby. If, within 18 months after receipt of such Domestic Relations Order, the Plan Administrator, a court of competent jurisdiction or another appropriate authority determines that such Domestic Relations Order constitutes a Qualified Domestic Relations Order, the Plan Administrator shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto under the Qualified Domestic Relations Order. If it is determined that the Domestic Relations Order is not a Qualified Domestic Relations Order or if no determination is made within the prescribed 18- month period, the segregated amounts shall be distributed as though the Domestic Relations Order had not been received, and any later determination that such Domestic Relations Order constitutes a Qualified Domestic Relations Order shall be applied only with respect to benefits that remain undistributed on the date of such determination. The Plan Administrator shall be authorized to establish such reasonable administrative procedures as he deems necessary or appropriate to administer this section 18.7. This section 18.7 shall be construed and administered so as to comply with the requirements of section 401(a)(13) of the Code.

          Section 18.8 Leased Employees.

          (a) Subject to section 18.8(b), a leased employee shall be treated as an Employee for purposes of the Plan. For purposes of this section 18.8, the term "leased employee" means any person (i) who would not, but for the application of this section 18.8, be an Employee and (ii) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed for the Employer (or for the Employer and related persons determined in accordance with section 414(n)(6) of the Code), on a substantially full-time basis for a period of at least one year, services of a type historically performed by employees in the business field of the Employer.

          (b) For purposes of the Plan:

          (i) contributions or benefits provided to the leased employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer; and

          (ii) section 18.8(a) shall not apply to a leased employee if:

               (A) the number of leased employees performing services for the Employer does not exceed 20% of the number of the Employer's Employees who are not Highly Compensated Employees; and

               (B) such leased employee is covered by a money purchase pension plan providing (I) a nonintegrated contribution rate of at least 10% of the leased employee's compensation; (II) immediate participation;
          (III) full and immediate vesting; and (IV) coverage for all of the employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization).

          Section 18.9 Status as an Employee Stock Ownership Plan.

          It is intended that the Plan constitute an "employee stock ownership plan," as defined in section 4975(e)(7) of the Code and section 407(d)(6) of ERISA. The Plan shall be construed and administered to give effect to such intent.

                                 TRUST AGREEMENT

                                     BETWEEN

                            BIG FOOT FINANCIAL CORP.

                                       AND

                                    [TRUSTEE]

                                     FOR THE

                            BIG FOOT FINANCIAL CORP.
                          EMPLOYEE STOCK OWNERSHIP PLAN


                       ----------------------------------


                      Entered into as of ____________, 1996

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

                                    ARTICLE I

                                   TRUST FUND

Section 1.1   Trust Fund..................................................  2
Section 1.2   Collection of Contributions.................................  2
Section 1.3   Non-diversion of Funds......................................  2

                                   ARTICLE II

                          INVESTMENT AND ADMINISTRATION

Section 2.1   In General..................................................  3
Section 2.2   Investment Funds............................................  3
Section 2.3   Appointment of Investment Manager...........................  3
Section 2.4   Investment Decisions........................................  4
Section 2.5   Investment in Commingled Funds..............................  5
Section 2.6   Liquidity...................................................  5
Section 2.7   Investment Directions by Participants.......................  6
Section 2.8   Trustee's Administrative Authority..........................  6
Section 2.9   Exercise of Voting Rights with Respect to Shares............  8
Section 2.10  Response to Tender Offers and Similar Events................  8
Section 2.11  Share Acquisition Loans.....................................  8

                                   ARTICLE III

                    TRUSTEE, PLAN ADMINISTRATOR AND COMMITTEE

Section 3.1   Committee and Plan Administrator............................  9
Section 3.2   Trustee's Reliance.......................................... 10
Section 3.3   Legal Counsel............................................... 10
Section 3.4   Liability under the Plan.................................... 10

                                   ARTICLE IV

                        DISTRIBUTIONS FROM THE TRUST FUND

Section 4.1   In General.................................................. 10
Section 4.2   Direction by the Plan Administrator......................... 11
Section 4.3   Method of Payment........................................... 11


                                       (i)

                                                                            Page
                                                                            ----

                                    ARTICLE V

                                RESPONSIBILITIES

Section 5.1   General Standard of Care.................................... 11
Section 5.2   No Liability for Acts of Others............................. 12
Section 5.3   Compliance with ERISA....................................... 13

                                   ARTICLE VI

                               TRUSTEE'S ACCOUNTS

Section 6.1   Accounts.................................................... 13
Section 6.2   Valuation of Trust Fund..................................... 13
Section 6.3   Reports to the Plan Administrator........................... 13
Section 6.4   Right of Judicial Settlement................................ 14
Section 6.5   Enforcement of Agreement.................................... 14

                                   ARTICLE VII

                         TAXES; COMPENSATION OF TRUSTEE

Section 7.1   Taxes....................................................... 15
Section 7.2   Compensation of Trustee; Expenses........................... 15

                                  ARTICLE VIII

                       RESIGNATION AND REMOVAL OF TRUSTEE

Section 8.1   Resignation or Removal of Trustee........................... 15
Section 8.2   Appointment of Successor.................................... 16
Section 8.3   Succession.................................................. 16
Section 8.4   Successor Bound by Agreement................................ 16

                                   ARTICLE IX

                            AMENDMENT AND TERMINATION

Section 9.1   Amendment and Termination................................... 16


                                      (ii)

                                                                            Page
                                                                            ----

                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.1    Binding Effect; Assignability............................. 17
Section 10.2    Governing Law............................................. 17
Section 10.3    Notices................................................... 17
Section 10.4    Severability.............................................. 18
Section 10.5    Waiver.................................................... 18
Section 10.6    Non-Alienation............................................ 18
Section 10.7    Qualified Plan and Trust.................................. 19
Section 10.8    Return of Contributions................................... 19
Section 10.9    Compliance with Securities Laws........................... 19
Section 10.10   Headings.................................................. 20
Section 10.11   Construction of Language.................................. 20
Section 10.12   Counterparts.............................................. 20


                                      (iii)

                                 TRUST AGREEMENT

                                     FOR THE

                            BIG FOOT FINANCIAL CORP.

                          EMPLOYEE STOCK OWNERSHIP PLAN

            This AGREEMENT ("Agreement") is made as of September 12, 1996, by and between BIG FOOT FINANCIAL CORP., a corporation organized under the laws of the State of Delaware and having its executive offices at 1190 RFD, Long Grove, Illinois 60047-7304 ("Company"), and [TRUSTEE], a corporation organized under the laws of the [___________] and having an office at [________________________]
("Trustee").

                              W I T N E S S E T H :

            WHEREAS, the Company has, by action of its Board of Directors, adopted an Employee Stock Ownership Plan ("Plan") to be qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Code"), for the exclusive benefit of its eligible employees ("Participants") and their beneficiaries; and

            WHEREAS, the Company has, in accordance with the terms of the Plan, appointed a Plan Administrator ("Plan Administrator") and a Committee ("Committee") to administer the Plan; and

            WHEREAS, the Plan contemplates the establishment and continuance of a trust so long as it remains in effect to be and to remain qualified for tax exempt status under section 501(a) of the Code, to which contributions will be made from time to time, to be accepted, invested and maintained in accordance with this Agreement; and

            WHEREAS, the Plan provides for the assets of such trust to be invested primarily in shares of common stock of the Company ("Shares") and for the assumption of debt for the purpose of purchasing Shares;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and the Trustee hereby agree as follows:

                                    ARTICLE I

                                   TRUST FUND

            Section 1.1 Trust Fund.

            The Company hereby establishes with the Trustee a trust, pursuant to the Plan, in which shall be deposited such Shares and such sums of money as shall from time to time be paid or delivered to or deposited with the Trustee by or with the approval of the Company in accordance with terms of the Plan. All such Shares and all such sums of money, all investments and reinvestments thereof and all earnings, appreciation and additions allocable thereto, less losses, depreciation and expenses allocable thereto and any payments made therefrom as authorized under the Plan or this Agreement shall constitute the "Trust Fund". The Trust Fund shall be held, managed and administered by the Trustee, IN TRUST, and dealt with in accordance with the provisions of this Agreement and in accordance with any funding policy or guidelines established under the Plan that are communicated in writing to the Trustee.

            Section 1.2 Collection of Contributions.

            The Trustee shall have no authority over and shall have no responsibility for the administration of the Plan or for the collection of any contributions to the Trust Fund required under the Plan, nor shall it have any authority to bring any action or proceeding to enforce the collection of any such amount or to make inquiry as to whether any such contributions received by it were properly collected or computed in accordance with the terms of the Plan.

            Section 1.3 Non-diversion of Funds.

            Notwithstanding anything to the contrary contained in this Agreement or any amendment hereto, no part of the Trust Fund other than such expenses and taxes properly charged to the Trust Fund under the Plan or this Agreement shall be used for or diverted to purposes other than for the exclusive benefit of Plan Participants and their beneficiaries (including alternate payees entitled to benefits under the Plan pursuant to a qualified domestic relations order described in section 414(p) of the Code).

                                   ARTICLE II

                          INVESTMENT AND ADMINISTRATION

            Section 2.1 In General.

            The Trust Fund shall be held by the Trustee and shall be invested and reinvested as hereinafter provided in this Article II, without distinction between principal and income and without regard to the restrictions of the laws of any jurisdiction relating to the investment of trust funds. Subject to section 2.7, the Trust Fund shall be invested at all times, pursuant to directions given in accordance with section 2.4, primarily in Shares.

            Section 2.2 Investment Funds.

            (a) The Trustee shall establish and maintain, for the investment of the Trust Fund, such separate investment funds (individually, an "Investment Fund") as the Company may request by written notice to the Trustee. In the absence of such notice, the Trust Fund shall consist of a single Investment Fund.

            (b) To the extent directed to do so pursuant to section 2.4, the Trustee shall hold and invest amounts paid over to it pursuant to this Agreement in such Investment Funds as shall have been established in accordance with section 2.2(a), and shall allocate amounts paid over to it among the Investment Funds in the manner and in the proportion designated by the Plan Administrator pursuant to the terms of the Plan. The Trustee shall also credit to each such Investment Fund all earnings and appreciation allocable thereto and shall charge against each such fund any depreciation, losses, expenses, payments and distributions allocable thereto.

            (c) The Trustee shall invest and reinvest amounts allocated to each Investment Fund in accordance with such written investment criteria as shall be established by the Committee and communicated in writing to the Trustee. Notwithstanding any such investment criteria, the Trustee is authorized to retain in an Investment Fund, for as long as it is deemed advisable by the person responsible for directing the investment of the particular Investment Fund, (i) any securities or other property received by means of a dividend, distribution, exchange, conversion, liquidation or otherwise than by initial purchase; and (ii) any investments which were authorized hereunder when made by the Trustee.

            Section 2.3 Appointment of Investment Manager.

            (a) The Committee may, in its discretion, appoint an investment manager ("Investment Manager") to direct the investment and reinvestment of an Investment Fund. Any such Investment Manager shall either (i) be registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act"); (ii) be a bank, as defined in the Investment Advisers Act; or (iii) be an insurance company qualified to perform investment services under the laws of more than one state.

            (b) The Plan Administrator shall give written notice to the Trustee of the appointment of an Investment Manager pursuant to section 2.3(a). Such notice shall include: (i) a specification of the portion of the Trust Fund to which the appointment applies; (ii) a certification by the Plan Administrator that the Investment Manager satisfies the requirements of section 2.3(a)(i),
(ii) or (iii); (iii) a copy of the instruments appointing the Investment Manager and evidencing the Investment Manager's acceptance of the appointment; (iv) directions as to the manner in which the Investment Manager is authorized to give instructions to the Trustee, including the persons authorized to give instructions and the number of signatures required for any written instruction;
(v) an acknowledgement by the Investment Manager that it is a fiduciary of the Plan; and (vi) if applicable, a certificate evidencing the Investment Manager's current registration under the Investment Advisers Act. For purposes of this Agreement, the appointment of an Investment Manager pursuant to this section 2.3 shall become effective as of the effective date specified in such notice, or, if later, as of the date on which the Trustee receives proper notice of such appointment.

            (c) The Plan Administrator shall give written notice to the Trustee of the resignation or removal of an Investment Manager previously appointed pursuant to this section 2.3. From and after the date on which the Trustee receives such notice, or, if later, the effective date of the resignation or removal specified in such notice, the Committee shall be responsible, in accordance with this section 2.3, for the investment and reinvestment of the portion of the Trust Fund theretofore managed by such Investment Manager, until such time as a successor Investment Manager has been duly appointed pursuant to this section 2.3.

            Section 2.4 Investment Decisions.

            (a) The Trustee shall invest and reinvest the Trust Fund as follows:

            (i) in accordance with the directions of the Committee; or

            (ii) to the extent that an Investment Manager is appointed to direct the investment of any Investment Fund, in accordance with the directions of such Investment Manager.

The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to directions of the Committee or any Investment Manager nor to make any recommendation with respect to the disposition or continued retention of any such investment. To the extent that the Trustee is subject to direction by the Committee or an Investment Manager, the Trustee shall have no liability or responsibility for its actions or inaction pursuant to the direction of, or its failure to act in the absence of directions from, the Committee or an Investment Manager, except to the extent provided in section 5.2. To the extent that the Trustee is subject to direction by the Committee or an Investment Manager, the Company hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim or liability which may be asserted against the Trustee by reason of any action or inaction by it pursuant to a direction by the Committee or by an Investment Manager or failing to act in the absence of any such direction.

            (b) An Investment Manager appointed pursuant to section 2.3 shall, from time to time, issue orders for the purchase or sale of securities directly to a broker. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Committee or the Investment Manager, and the execution of each such order shall be confirmed by written advice to the Trustee by the broker. Such notification shall be authority for the Trustee to pay for securities purchased against receipt thereof and to deliver securities sold against payment therefor, as the case may be.

            (c) To the extent that neither the Committee nor an Investment Manager furnishes directions as to the investment of any portion of the Trust Fund that is subject to its direction, the Trustee shall invest and reinvest the Trust Fund (i) in Shares and (ii) to the extent that it is not practicable to invest and reinvest the Trust Fund in Shares, in any savings account, time or other interest bearing deposit or in any other interest bearing obligation of any one or more savings banks, savings and loan associations, banks and other financial institutions, or any of them, including the Trustee or any subsidiary of the Company, or, subject to section 2.5, in any commingled, common or group trust fund at least 75% of the assets of which are invested in such savings accounts, time or other interest bearing deposits or other interest bearing obligations.

            Section 2.5 Investment in Commingled Funds.

            The Trustee may, if directed to do so by the Committee or an Investment Manager or if authorized to do so pursuant to section 2.4, invest any amounts, other than Shares, held by it under this Agreement in any commingled or group trust fund described in section 401(a) of the Code and exempt under section 501(a) of the Code or in any common trust fund exempt under section 584 of the Code, provided that such trust fund satisfies the requirements of this Agreement applicable to such amounts and that the Trustee serves as trustee of such commingled, group or common trust fund. To the extent that the Trust Fund is at any time invested in any commingled, group or common trust fund, the declaration of trust or other instrument pertaining to such fund and any amendments thereto are hereby adopted as part of this Agreement and deemed to form a part of the Plan. If there is any conflict between the provisions of this Agreement and such declaration of trust or other instrument, then the terms of the declaration of trust or other instrument of the commingled, group or common trust fund shall govern.

            Section 2.6 Liquidity.

            Notwithstanding any provisions of this Article II to the contrary, the Trustee, in its sole discretion or as the Plan Administrator shall request, may retain uninvested cash or cash balances, and sell, to provide cash or cash balances, such investments in whatever portion of the Trust Fund that it may deem advisable, without being required to pay interest thereon. Pending investment, the Trustee, in its sole discretion, may temporarily invest any funds held or received by it for investment in an investment fund established hereunder in commercial paper or in obligations of, or guaranteed by, the United States government or any of its agencies.

            Section 2.7 Investment Directions by Participants.

            Each Participant entitled thereto under the terms of the Plan ("Qualified Participant") shall have the right to direct the allocation to the various Investment Funds established hereunder to be made by the Trustee for a portion of such Qualified Participant's account under the Plan. The Plan Administrator shall by written notice furnish the Trustee with the investment directions for each Qualified Participant's account in the Plan. The Trustee shall act in accordance with the most recent directions it has received from the Plan Administrator for each account and shall have no discretion over or responsibility or liability for its actions taken in accordance with such directions. The Company hereby agrees to indemnify and defend the Trustee and hold it harmless from and against any claim asserted against or liability imposed on the Trustee by reason of its having acted on any direction given by a Qualified Participant with respect to his own account.

            Section 2.8 Trustee's Administrative Authority.

            (a) In addition to and not by way of limitation of any other powers conferred upon the Trustee by law or by other provisions of this Agreement, but subject to the provisions of section 1.3 and this Article II, the Trustee is authorized and empowered:

            (i) subject to section 2.10, to sell, exchange, convey, transfer or dispose of and also to grant options with respect to any property, whether real or personal, at any time held by it, and any sale may be made by private contract or by public auction, and for cash or upon credit, or partly for cash and partly upon credit, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

            (ii) to retain, manage, operate, repair and rehabilitate and to mortgage or lease for any period any real estate held by it and, in its discretion, cause to be formed any corporation or trust to hold title to any such real property;

            (iii) unless otherwise agreed to and subject to sections 2.9 and 2.10, to vote in person or by proxy on any stocks, bonds, or other securities held by it, to exercise any options appurtenant to any stocks, bonds or other securities for the conversion thereof into other stocks, bonds or securities, or to exercise any rights to subscribe for additional stocks, bonds or other securities and to make any and all necessary payment therefor and to enter into any voting trust;

            (iv) with respect to any investment, to join in, dissent from, or oppose any action or inaction of any corporation, or of the directors, officers or stockholders of any corporation, including, without limitation, any reorganization, recapitalization, consolidation, liquidation, sale or merger;

            (v) to settle, adjust, compromise, or submit to arbitration any claims, debts or damages due or owing to or from the Trust Fund; and

            (vi) to deposit any property with any protective, reorganization or similar committee, to delegate power thereto and to pay and agree to pay part of its expenses and compensation and any assessments levied with respect to any property so deposited.

In exercising such powers with respect to any portion of the Trust Fund that is invested in the discretion of the Trustee or pursuant to section 2.4(c), the Trustee shall act in its discretion. In exercising such powers with respect to any portion of the Trust Fund that is invested pursuant to directions of the Committee or of an Investment Manager, the Trustee shall act in accordance with directions provided by the Committee or Investment Manager. The Trustee shall be under no duty or obligation to review any action to be taken, nor to recommend any action, pursuant to this section 2.8(a) with respect to any portion of the Trust Fund that is under the direction of the Committee or an Investment Manager. The Trustee shall have no liability or responsibility for its actions or inaction pursuant to the direction of, or its failure to act in the absence of directions from, the Committee or an Investment Manager, except to the extent provided in section 5.2.

            (b) In addition to and not by way of limitation of any other powers conferred upon the Trustee by law or other provisions of this Agreement, but subject to section 1.3 and this Article II, the Trustee is authorized and empowered, in its discretion:

            (i) to commence or defend suits or legal proceedings, and to represent the Trust Fund in all suits or legal proceedings in any court or before any other body or tribunal;

            (ii) to register securities in its name or in the name of any nominee or nominees with or without indication of the capacity in which the securities shall be held, or to hold securities in bearer form, but the books and records of the Trustee shall at all times show that such investments are part of the Trust Fund;

            (iii) subject to section 2.11, to borrow or raise moneys for the purposes of the Trust Fund from any lender, except the Trustee in its individual capacity, and for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Trust Fund, and no person lending money to the Trustee shall be bound to see the application of the money loaned or to inquire into the validity, expediency or propriety of any such borrowing;

            (iv) to make distributions in cash or in Shares upon the direction of the Committee and to make transfers of funds into and out of the Investment Funds for value or upon the direction of the Plan Administrator;

            (v) to employ such agents, counsel and accountants as the Trustee shall deem advisable and to pay their reasonable expenses and compensation;

            (vi) to make, execute, acknowledge, and deliver any and all deeds, leases, assignments and instruments; and

            (vii) generally to do all acts which the Trustee may deem necessary or desirable for the administration and protection of the Trust Fund.

            Section 2.9 Exercise of Voting Rights with Respect to Shares.

            The Committee shall direct the Trustee as to the manner of exercise of voting rights appurtenant to Shares held in the Trust Fund. The Trustee shall act in accordance with the directions that it receives from the Committee for each matter as to which voting rights are to be exercised and shall refrain from exercising the voting rights appurtenant to Shares held in the Trust Fund in the absence of such directions. The Trustee shall have no discretion over or responsibility or liability for its actions taken in accordance with such directions, or for its failure to exercise such voting rights in the absence of such directions. The Company hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim asserted against or liability imposed on the Trustee by reason of its having acted on any direction given by the Committee in accordance with this section 2.9 or failing to act in the absence of any such direction.

            Section 2.10 Response to Tender Offers and Similar Events.

            The Committee shall direct the Trustee as to the manner of exercise of any rights to tender Shares held in the Trust Fund or otherwise act in response to any tender offer with respect to Shares or any other offer to purchase, exchange, redeem or otherwise transfer such Shares. The Trustee shall act in accordance with the directions that it receives from the Committee for each matter as to which such rights are to be exercised and shall refrain from taking any action in response to such an offer in the absence of such directions. The Trustee shall have no discretion over or responsibility or liability for its actions taken in accordance with such directions, or for its failure to exercise such rights in the absence of such directions. The Company hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim asserted against or liability imposed on the Trustee by reason of its having acted on any direction given by the Committee in accordance with this section 2.10 or failing to act in the absence of any such direction.

            Section 2.11 Share Acquisition Loans.

            (a) The Trustee shall, if directed to do so by the Committee, obtain a loan ("Share Acquisition Loan") on behalf of the Plan and shall apply the proceeds of such Share Acquisition Loan in the proportions directed by the
Committee:

            (i) to purchase Shares; or

            (ii) to make payments of principal or interest, or a combination of principal and interest, with respect to such Share Acquisition Loan; or

            (iii) to make payments of principal and interest, or a combination of principal and interest, with respect to a previously obtained Share Acquisition Loan that is then outstanding.

Any such Share Acquisition Loan shall be on such terms and conditions as the Committee may determine, and the Trustee shall have no duty or obligation to inquire as to the expediency or propriety of any such Share Acquisition Loan or any of the terms and conditions thereof.

            (b) If directed to do so by the Committee, the Trustee shall execute a promissory note, in its capacity as Trustee, evidencing the obligation of the Plan to repay a Share Acquisition Loan and shall pledge, in such proportions as the Committee may direct, the following assets of the Plan as collateral for such Share Acquisition Loan:

            (i) any Shares purchased with the proceeds of such Share Acquisition Loan; and

            (ii) any Shares purchased with the proceeds of a previous Share Acquisition Loan, provided that such previous Share Acquisition Loan is repaid with the proceeds of the Share Acquisition Loan for which such Shares are pledged.

Any Share Acquisition Loan shall be without recourse against the Plan or the Trustee, and, except as specifically provided in this section 2.11, no assets of the Plan shall be pledged as collateral for a Share Acquisition Loan.

            (c) The Trustee shall apply the Company's contributions to the Trust Fund, the earnings on such contributions, and the earnings with respect to Shares that shall have been pledged as collateral for a Share Acquisition Loan, in such proportions as the Committee may direct, to the payment of principal and interest with respect to such Share Acquisition Loan.

                                   ARTICLE III

                    TRUSTEE, PLAN ADMINISTRATOR AND COMMITTEE

            Section 3.1 Committee and Plan Administrator.

            The Company shall certify to the Trustee the names and specimen signatures of the Plan Administrator and of the members of the Committee appointed by the Company to administer the Plan and give directions to the Trustee. Such certification shall include directions as to the number of signatures required for any communication or direction to the Trustee. The Company shall promptly give notice to the Trustee of changes in the identity of the Plan Administrator or in the membership of the Committee. The Plan Administrator or the Committee may also certify to the Trustee the name of any person, together with a specimen signature of any such person, authorized to act for it in relation to the Trustee. The Plan

Administrator or the Committee shall promptly give notice to the Trustee of any change in any person authorized to act on behalf of it. For all purposes under this Agreement, until any such notice is received by the Trustee, the Trustee shall be fully protected in assuming that the identity of the Plan Administrator, the membership of the Committee and the authority of any person certified to act in its behalf remain unchanged.

            Section 3.2 Trustee's Reliance.

            The Trustee may rely and act upon any certificate, notice or direction of the Plan Administrator or the Committee, or of a person authorized to act on its behalf, or of the Company or of an Investment Manager which the Trustee believes to be genuine and to have been signed by the person or persons duly authorized to sign such certificate, notice, or direction.

            Section 3.3 Legal Counsel.

            The Trustee may consult with legal counsel (who may, but need not, be counsel to the Company) concerning any question which may arise under this Agreement, and the opinions of such counsel shall be full and complete protection with respect to any action taken, or omitted, by the Trustee hereunder in good faith in accordance with the opinion of such counsel.

            Section 3.4 Liability under the Plan.

            The duties and obligations of the Trustee shall be limited to those expressly set forth in this Agreement, notwithstanding any reference herein to the Plan. The Trustee shall not be obliged to take or defend any action or participate in or proceed with any suit or legal or administrative proceeding which might subject it to substantial cost or expense or liability unless first indemnified by the Company in an amount and by security satisfactory to it against all losses, costs, damages and expenses which may result therefrom or be occasioned thereby.

                                   ARTICLE IV

                        DISTRIBUTIONS FROM THE TRUST FUND

            Section 4.1 In General.

            The Trustee shall make payments from the Trust Fund in such amounts, at such times, and to such persons as the Plan Administrator may, from time to time, direct.

            Section 4.2 Direction by the Plan Administrator.

            (a) A direction by the Plan Administrator to make a distribution from the Trust Fund shall:

            (i) be made in writing;

            (ii) specify the amount of the payment or the number of Shares to be distributed, the date such payment is to be made, the person to whom payment is to be made, and the address to which the payment is to be sent; and

            (iii) be deemed to certify to the Trustee that such direction and any payment pursuant thereto are authorized under the terms of the Plan.

            (b) The Trustee shall be entitled to rely conclusively on the Plan Administrator's certification of its authority to direct a payment without independent investigation. The Trustee shall have no liability to any person with respect to payments made in accordance with the provisions of this Article IV.

            Section 4.3 Method of Payment.

            Payments of money by the Trustee may be made by its check payable to the order of the payee designated by the Plan Administrator and mailed to the payee's address last furnished to the Trustee by the Plan Administrator, or, if no such address has been so furnished, to the payee in care of the Company. Distributions of Shares shall be made by causing the Company, or its transfer agent, to issue to the distributee a stock certificate evidencing ownership of the designated number of Shares. To the extent that any distribution of Shares to any person requires the registration of such Shares under the securities or blue sky laws of the United States or any state, or otherwise requires any governmental approvals, the Company shall undertake to complete such registration or obtain such approvals at its sole expense.

                                    ARTICLE V

                                RESPONSIBILITIES

            Section 5.1 General Standard of Care.

            The Trustee, the Plan Administrator, the members of the Committee and any Investment Manager shall at all times discharge their duties with respect to the Trust Fund solely in the interest of the Plan Participants and their beneficiaries (including alternate payees entitled to benefits under the Plan pursuant to a qualified domestic relations order described in section 414(p) of the Code) and with the care, skill, prudence, and diligence that, under the circumstances prevailing, a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

            Section 5.2 No Liability for Acts of Others.

            (a) Subject to section 5.2(b), no "fiduciary" (as such term is defined in section 3(21) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) under this Agreement shall be liable for an act or omission of another person in carrying out any fiduciary responsibility where such fiduciary responsibility is allocated to such other person by this Agreement or pursuant to a procedure established in this Agreement except to the extent that:

            (i) such fiduciary participated knowingly in, or knowingly undertook to conceal, an act or omission of such other person, knowing such act or omission to be a breach of fiduciary responsibility;

            (ii) such fiduciary, by his failure to comply with section 404(a)(1) of ERISA in the administration of his specific responsibilities which give rise to his status as a fiduciary, has enabled such other person to commit a breach of fiduciary responsibility;

            (iii) such fiduciary has knowledge of a breach of fiduciary responsibility by such other person, unless he makes reasonable efforts under the circumstances to remedy the breach; or

            (iv) such fiduciary is a "named fiduciary" (as such term is defined in section 402(a)(2) of ERISA) and has violated his duties under section 404(a)(1) of ERISA:

                  (A) with respect to the allocation of fiduciary
            responsibilities among named fiduciaries or the designation of persons other than named fiduciaries to carry out fiduciary responsibilities under this Agreement;

                  (B) with respect to the establishment or implementation of procedures for allocating fiduciary responsibilities among named fiduciaries or for designating persons other than named fiduciaries to carry out fiduciary responsibilities under this Agreement; or

                  (C) in continuing the allocation of fiduciary responsibilities among named fiduciaries or the designation of persons other than named fiduciaries to carry out fiduciary responsibilities under this Agreement.

            (b) Notwithstanding anything in this Agreement to the contrary, the Trustee shall have no liability or responsibility for an act or omission of an Investment Manager appointed pursuant to section 2.3 in carrying out its fiduciary responsibilities with respect to the Plan, unless the Trustee (i) by its failure to comply with section 404(a)(1) of ERISA in the administration of its specific responsibilities which give rise to its status as a fiduciary, has enabled such Investment Manager to commit a breach of fiduciary responsibility, or (ii) participated knowingly in, or knowingly undertook to conceal, an act or omission of such Investment Manager, knowing such act or omission to be a breach of fiduciary responsibility.

            Section 5.3 Compliance with ERISA.

            Notwithstanding anything in this Agreement, as amended from time to time, to the contrary, no provision of this Agreement shall be construed so as to violate the requirements of ERISA.

                                   ARTICLE VI

                               TRUSTEE'S ACCOUNTS

            Section 6.1 Accounts.

            The Trustee shall keep accurate and detailed accounts of all investments, reinvestments, receipts and disbursements, and other transactions hereunder, and all such accounts and the books and records relating thereto shall be open to inspection at all reasonable times by the Company or the Plan Administrator or persons designated by them.

            Section 6.2 Valuation of Trust Fund.

            The Trustee shall value or cause to be valued the Trust Fund and any Investment Fund that has been established hereunder as of the last business day of each calendar quarter ("Valuation Date"), and shall report to the Plan Administrator the value of the Trust Fund and each Investment Fund as of such date, within a reasonable time after the first day of the month next succeeding each Valuation Date.

            Section 6.3 Reports to the Plan Administrator.

            (a) Within seventy-five (75) days following the last day of each fiscal year of the trust, and within seventy-five (75) days following the effective date of the resignation or removal of the Trustee as provided in section 8.1, the Trustee shall render to the Plan Administrator a written account setting forth all investments, receipts, disbursements and other transactions affecting the Trust Fund or any Investment Fund, which account shall be signed by the Trustee and mailed to the Plan Administrator.

            (b) The Plan Administrator shall notify the Trustee in writing of any objection or exception to an account so rendered not later than sixty (60) days following the date on which the Account was mailed to the Plan Administrator, whereupon the Plan Administrator and the Trustee shall cooperate in resolving such objection or exception.

            (c) If the Plan Administrator has not communicated in writing to the Trustee within sixty (60) days following the mailing of the account to the Plan Administrator any exception or objection to the account, the account shall become an account stated at the end of such sixty (60) day period. If the Plan Administrator does communicate such an exception or objection, as to which it later becomes satisfied, the Plan Administrator shall thereupon indicate in writing its approval of the account, or of the account as amended, and the account shall thereupon become an account stated.

            (d) Whenever an account shall have become an account stated as aforesaid, such account shall be deemed to be finally settled and shall be conclusive upon the Trustee, the Company and all persons having or claiming to have any interest in the Trust Fund or under the Plan, and the Trustee shall be fully and completely discharged and released to the same extent as if the account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Company, and all persons having or claiming to have any interest in the Trust Fund or under the Plan were parties.

            Section 6.4 Right of Judicial Settlement.

            Notwithstanding the provisions of section 6.3, the Trustee, the Plan Administrator, and the Company, or any of them, shall have the right to apply at any time to a court of competent jurisdiction for the judicial settlement of the Trustee's account. In any such case, it shall be necessary to join as parties thereto only the Trustee, the Plan Administrator and the Company; and any judgment or decree which may be entered therein shall be conclusive upon all persons having or claiming to have any interest in the Trust Fund or under the Plan.

            Section 6.5 Enforcement of Agreement.

            To protect the Trust Fund from expenses which might otherwise be incurred, the Company and the Plan Administrator shall have authority, either jointly or severally, to enforce this Agreement on behalf of all persons claiming any interest in the Trust Fund or under the Plan, and no other person may institute or maintain any action or proceeding against the Trustee or the Trust Fund in the absence of written authority from the Plan Administrator or a judgment of a court of competent jurisdiction that in refusing authority the Plan Administrator acted fraudulently or in bad faith.

                                   ARTICLE VII

                         TAXES; COMPENSATION OF TRUSTEE

            Section 7.1 Taxes.

            Any taxes that may be imposed upon the Trust Fund or the income therefrom shall be deducted from and charged against the Trust Fund or to the particular Investment Funds to which such taxes are applicable.

            Section 7.2 Compensation of Trustee; Expenses.

            The Trustee shall receive for its services hereunder such compensation as may be agreed upon in writing from time to time by the Company and the Trustee and shall be reimbursed for its reasonable expenses, including counsel fees, incurred in the performance of its duties hereunder. The Trustee shall deduct from and charge against the Trust Fund such compensation and all such expenses unless previously paid by the Company, except that all commissions paid in connection with the acquisition or sale of Shares shall be paid by the Company. Expenses of the Trust Fund, as well as compensation of the Trustee, that are not paid by the Company and that are general in nature and not directly related to a particular Investment Fund shall be charged to the Trust Fund and allocated to each of the Investment Funds in the same proportion that the value of each such Investment Fund bears to the value of the Trust Fund on the Valuation Date next preceding the date of such payments. Any expenses directly related to a particular Investment Fund that are not paid by the Company shall be charged to such Investment Fund.

                                  ARTICLE VIII

                       RESIGNATION AND REMOVAL OF TRUSTEE

            Section 8.1 Resignation or Removal of Trustee.

            The Trustee may resign as trustee hereunder at any time by giving sixty (60) days prior written notice to the Company. The Company may remove the Trustee as trustee hereunder at any time by giving the Trustee prior written notice of such removal, which shall include notice of the appointment of a successor trustee. Such removal shall take effect not earlier than sixty (60) days following receipt of such notice by the Trustee unless otherwise agreed upon by the Trustee and the Company.

            Section 8.2 Appointment of Successor.

            In the event of the resignation or removal of the Trustee, a successor trustee shall be appointed by the Company. Except as is otherwise provided in section 8.1, such appointment shall take effect upon delivery to the Trustee of an instrument so appointing the successor and an instrument of acceptance executed by such successor, both of which instruments shall be duly acknowledged before a notary public. If within sixty (60) days after notice of resignation shall have been given by the Trustee a successor shall not have been appointed as aforesaid, the Trustee may apply to any court of competent jurisdiction for the appointment of such successor.

            Section 8.3 Succession.

            (a) Upon the appointment of a successor, the Trustee shall transfer and deliver the Trust Fund to such successor; provided, however, that the Trustee may reserve such sum of money as it shall in its sole discretion deem advisable for payment of its fees and all expenses in connection with the settlement of its account, and any balance of such reserve remaining after the payment of such charges shall be paid over to the successor trustee. If such reserve shall be insufficient to pay such charges, the Trustee shall be entitled to recover the amount of any deficiency from the Company, from the successor trustee, or from both.

            (b) Upon the completion of the succession and the rendering of its final accounts, the Trustee shall have no further responsibilities whatsoever under this Agreement.

            Section 8.4 Successor Bound by Agreement.

            All the provisions of this Agreement shall apply to any successor trustee with the same force and effect as if such successor had been originally named herein as the trustee hereunder.

                                   ARTICLE IX

                            AMENDMENT AND TERMINATION

            Section 9.1 Amendment and Termination.

            (a) The Company may, at any time and from time to time, by instrument in writing executed pursuant to authorization of its Board of Directors, (i) amend in whole or in part any or all of the provisions of this Agreement, or (ii) terminate this Agreement and the trust created hereby; provided, however, that no amendment which affects the rights, duties or responsibilities of the Trustee may be made without the Trustee's consent; and provided further that no such amendment shall divert any part of the Trust Fund to purposes other than for the exclusive benefit of the Plan Participants or their beneficiaries (including alternate payees entitled to benefits under the Plan pursuant to a qualified domestic relations order described in section 414(p) of the Code) at any time prior to the satisfaction of all liabilities with respect to such Participants and their beneficiaries under the Plan and this Agreement.

            (b) Any such amendment shall become effective upon receipt by the Trustee of the instrument of amendment and endorsement thereon by the Trustee of its consent thereto, if such consent is required. Any such termination shall become effective upon the receipt by the Trustee of the instrument of termination; thereafter the Trustee, upon the direction of the Plan Administrator, shall liquidate the Trust Fund to the extent required for distribution and, after the final account of the Trustee has been approved or settled, shall distribute the balance of the Trust Fund remaining in its hands as directed by the Plan Administrator, or in the absence of such direction, as may be directed by a judgment or decree of a court of competent jurisdiction. Following any such termination, the powers of the Trustee hereunder shall continue as long as any of the Trust Fund remains in its hands.

                                    ARTICLE X

                                  MISCELLANEOUS

            Section 10.1 Binding Effect; Assignability.

            This Agreement shall be binding upon, and the powers granted to the Company and the Trustee, respectively, shall be exercisable by the respective successors and assigns of the Company and the Trustee. Any corporation which shall, by merger, consolidation, purchase, or otherwise, succeed to substantially all the trust business of the Trustee shall, upon such succession and without any appointment or other action by the Company, be and become successor trustee hereunder.

            Section 10.2 Governing Law.

            Except to the extent that the federal law of the United States of America is applicable, this Agreement and the trust created and the Trust Fund held hereunder shall be interpreted, construed and administered in accordance with the law of the State of Illinois applicable to contracts to be performed entirely within the State of Illinois and between parties all of whom are citizens and residents of such state. All contributions to the Trust Fund shall be deemed to take place in the State of Illinois.

            Section 10.3 Notices.

            Any communication requested or permitted to be given under this Agreement, including any notice, direction, designation, certification, order, instruction, or objection shall be in writing and signed by the person authorized under the Plan to give the communication.

The person receiving such a communication shall be fully protected in acting in accordance therewith. Any notice required or permitted to be given to a party hereunder shall be deemed given if in writing and hand delivered or mailed, postage prepaid, certified mail, return receipt requested, to such party at the following address or at such other address as such party may by notice specify:

            If to the Company:

                  Big Foot Financial Corp.
                  1190 RFD
                  Long Grove, Illinois  60047-7304

                  Attention:  President

            If to the Trustee:

                  ________________________
                  ________________________
                  ________________________

                  Attention:  ___________________

            Section 10.4 Severability.

            The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remaining provisions.

            Section 10.5 Waiver.

            Failure of any party to insist at any time or times upon strict compliance with any provision of this Agreement shall not be a waiver of such provision at such time or any later time unless in a writing designated as a waiver and signed by or on behalf of the party against whom enforcement of the waiver is sought.

            Section 10.6 Non-Alienation.

            No interest, right or claim in or to any part of the Trust Fund or any payment therefrom shall be assignable, transferable or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind, and the Trustee and the Plan Administrator shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law.

            Section 10.7 Qualified Plan and Trust.

            This Agreement and the trust hereby created are part of an employee benefit plan which the Company intends shall be qualified under section 401(a) of the Code and until advised to the contrary, the Trustee may assume that the Plan so qualifies and that the trust is exempt from tax under section 501(a) of the Code. However, any taxes that may be assessed on or in respect of the Trust Fund shall be a charge against the Trust Fund. All contributions made prior to the receipt by the Company of a determination from the Internal Revenue Service to the effect that the trust forming part of the Plan is a qualified trust under section 401(a) of the Code and that the trust is exempt from federal income tax under section 501(a) of the Code shall be made on the express condition that such a determination is received, and in the event that the Internal Revenue Service determines that the trust and Plan are not so qualified, all contributions made prior to the date of the receipt of such determination, after giving effect to any income, gain or loss, less any compensation and expenses properly chargeable thereto, shall be returned to the Company.

            Section 10.8 Return of Contributions.

            (a) In the event that any contribution to the Trust Fund by the Company shall be the result of a mistake of fact, such contribution (after giving effect to any income gain or loss, less any compensation or expenses properly chargeable thereto) shall be returned to the Company promptly upon discovery of the mistake of fact; provided, however, that no such return shall be made after the first anniversary of the date of the contribution.

            (b) In the event that a contribution to the Trust Fund by the Company shall be conditioned upon its deductibility under the Code, the amount of such contribution which shall have been disallowed as a deduction shall be returned to the Company within one (1) year after the date on which it is disallowed.

            Section 10.9 Compliance with Securities Laws.

            In the event that the Plan or any portion thereof, or any interest therein, by virtue of investments made in Shares, shall be deemed to be a "security" for purposes of the Securities Act of 1933, the Securities Exchange Act of 1934 or any other federal or state law, for which there is no exemption from the registration, reporting, blue sky or other requirements applicable to securities under such laws, the Company shall, at its sole cost and expense, take all such actions as are necessary or appropriate to comply with the requirements of such laws. The Company hereby agrees to indemnify the Trustee and hold it harmless from and against any claim or liability which may be asserted against the Trustee by reason of any determination that the Plan or any portion thereof, or any interest therein, constitutes such a security.

            Section 10.10 Headings.

            The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Agreement, the text shall control.

            Section 10.11 Construction of Language.

            Whenever appropriate in this Agreement, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words importing the masculine gender shall be deemed equally to refer to the female gender or the neuter. Any reference to a section number shall refer to a section of this Agreement, unless otherwise indicated.

            Section 10.12 Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the Company and the Trustee, respectively, have caused this Agreement to be executed in their corporate names and their corporate seals to be hereunto affixed and duly attested, on the dates indicated below their respective signatures.

                                    BIG FOOT FINANCIAL CORP.


                                    By _______________________________________
                                             George M. Briody

                                    Title:   President

                                    Date: __________________

ATTEST:


- -----------------------------------
            Secretary


      [Seal]
                                    [TRUSTEE]


                                    By _______________________________________
                                             ________________

                                    Title:___________________

                                    Date: ___________________

ATTEST:


- -----------------------------------
            Secretary

      [Seal]